MATERIAL CONTRACTS                   Exhibit 10
                                                                   ----------
                                 Exhibit 10(a)

                        AMENDED AND RESTATED AGREEMENT

     THIS AMENDED AND RESTATED AGREEMENT (hereinafter the "First Amendment"), is made and entered into as of the 5th day of April, 1993, by and between MID-AMERICA BANCORP, and its wholly owned subsidiary, BANK OF LOUISVILLE AND TRUST COMPANY, both Kentucky corporations with their principal places of business at 500 West Broadway, Louisville, Kentucky 40202 (hereinafter "Bancorp" and the "Bank" respectively); and ORSON OLIVER, residing at 12 Muirfield Place, Louisville, Kentucky, 40222 (hereinafter "Employee").

                                   RECITALS

     Employee is currently employed as President of both Bancorp and the Bank and has substantial responsibilities in such capacity. He has performed his duties as President well and faithfully and his unique talents and efforts have contributed substantially to the success of the Bank and the profitability of Bancorp. Bancorp and its Board of Directors (hereinafter the "Board") recognize that the possibility exists of a Change in Control (as hereinafter defined), and that the occurrence of a Change in Control could result in an alteration of the terms and conditions of Employee's employment, or otherwise create uncertainty and concern as to his employment status. The Board has determined that it is in Bancorp's best interest to maintain stability and continuity of management both at Bancorp and the Bank. In this context, Bancorp particularly wishes to retain the services of Employee and to ensure his continued dedication and efforts on behalf of Bancorp and the Bank in the event of a Change in Control, and eliminate undue concern for his personal employment and financial security. For this reason, Bancorp desires to provide Employee with certain benefits and protections in his employment, particularly in the event of a Change in Control.

     Employee and the Bank entered into an agreement dated December
21, 1989 (the "Agreement"), to grant Employee the benefits and protection sought with respect to his employment with the Bank. The parties hereto wish to amend the Agreement as provided herein and restate it in its entirety.

     NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, the Agreement is hereby amended and effective as of the date hereof and restated to provide as follows:

                            1.   TERM OF AGREEMENT.

          This Amended and Restated Agreement shall commence and be effective as of April 5, 1993, and shall continue in effect through and including December 31, 1994. Commencing on December 31, 1994, and on each December 31 thereafter (hereinafter the "Anniversary Date"), the term of this Agreement shall be automatically extended for a period of one (1) year, and shall continue in effect from year-to-year unless (i) not less than ninety (90) days prior to an Anniversary Date, by written notice to Employee, Bancorp elects not to extend, or (ii) otherwise terminated or extended as hereinafter provided.

                          2.   EMPLOYMENT OF EMPLOYEE

          A. Effective Date. Effective April 5, 1993, Bancorp hereby agrees to continue to employ Employee, and Employee accepts such employment as President, with such duties as are presently consistent with such title and office, and such different or additional duties as may be assigned to Employee from time to time by the Board including, without limitation, acting as an officer of the Bank if elected by the Board of Directors of the Bank; provided, however, that any additional duties assigned to Employee shall be consistent with Employee's status, title, position and responsibilities as in effect at the time of execution of this Agreement.

          B. Employee's Obligations. Employee agrees to devote his full and exclusive time, attention and energies to the business of Bancorp and as part of such duties shall serve in such capacities for Bancorp and the Bank as may be required of him during his employment pursuant to this Agreement. He shall not engage in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, except that Employee shall be entitled to engage in civic and eleemosynary activities or in passive investment activities so long as such activities do not compete or interfere with his employment hereunder.

          C. Compensation. As compensation for his services hereunder, Employee shall receive from Bancorp, the Bank or a combination thereof, an aggregate annual salary of Two Hundred Thirty-Five Thousand Dollars ($235,000.00), payable in twenty-six (26) pay periods (hereinafter, as adjusted from time to time as herein provided, the "Base Salary"). Employee's Base Salary shall be reviewed annually for increases consistent with Bancorp's and the Bank's executive compensation policies and Employee's duties and contributions to Bancorp and the Bank. Notwithstanding anything herein to the contrary, to the extent to which he shall qualify, Employee shall be entitled to participate in any employee benefit programs which may from time to time be in effect for Bancorp or the Bank.

          D.   Cessation of Obligations.  The obligations of
Bancorp and Employee hereunder shall continue throughout the initial or any subsequent term of this Agreement, unless this Agreement is terminated as provided herein.

                            3.   CHANGE IN CONTROL.

          A. Definition. As used in this Agreement, a Change in Control of Bancorp shall be deemed to have occurred if, and only if (i) Bertram W. Klein (hereinafter "Klein"), the current Chief Executive Officer of Bancorp and the Bank, ceases for any reason to hold the office of Chief Executive Officer of Bancorp; (ii) Klein and/or members of his immediate family (including only Klein and his spouse, children, parents, or any trusts established for the benefit of any of them) cease to hold ten percent (10%) or more of all outstanding voting shares of Bancorp.

          B. Effect of a Change in Control. In the event of a Change in Control, if Bancorp's legal existence is terminated (i.e. is dissolved), the Bank hereby assumes and becomes severally obligated for the obligations of this Agreement to Employee. If Bancorp's legal existence is continued through merger or other combination with or consolidation into any new or existing entity, the Bank hereby assumes and becomes jointly and severally liable with such successor entity to Employee for all the obligations of Bancorp hereunder. Upon a Change in Control, the term of this Agreement shall be immediately and automatically extended for a period of five (5) years from the effective date of such Change in Control (hereinafter the "Five Year Term"). At the end of the Five Year Term, and upon each subsequent anniversary date of the Change in Control, this Agreement shall be automatically extended for an additional one-year period as provided in Paragraph 1 above, unless (i) Bancorp chooses not to extend or (ii) this Agreement is otherwise terminated in accordance with the provisions contained herein.

     During the Five Year Term, Employee shall be retained in bank's employ (and in Bancorp's employ unless Bancorp is dissolved after the Change in Control), and be provided with compensation and benefits at least equal in the aggregate to that received by Employee from Bancorp and the Bank immediately prior to the effective date of the Change in Control, unless this Agreement is otherwise terminated by Bancorp for Cause, or by reason of the Death or Disability of Employee; provided, however, Employee shall continue to fulfill his obligations pursuant to paragraph 2B of this Agreement.

     For a period of two (2) years following the effective date of a Change in Control, Employee may terminate this Agreement at any time by providing written notice of such voluntary termination to Bancorp or to the Bank at least ninety (90) days prior to the effective date of such voluntary termination, and, in such event (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease as of the effective date of such voluntary termination; and (ii) Employee shall only be entitled to receive payment of salary and benefits accrued as of the effective date of such voluntary termination.

     Should Employee continue in the employ of the Bank or Bancorp for a period of at least two (2) years following the effective date of a Change in Control, Employee may thereafter terminate this Agreement by providing written notice of such voluntary termination to Bancorp or the Bank at least ninety
(90) days prior to the effective date of such voluntary termination and, in such event, Bancorp shall pay to the Employee (i) upon the effective date of termination or at the next regular pay period thereafter all salary and other benefits accrued and unpaid as of the effective date of Employee's voluntary termination; and (ii) thereafter, on a monthly basis, an amount equal to one-twelfth (1/12) of Employee's then-current Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination; or (b) the greater of one year or the remainder of the Five Year Term.

               4.   CHANGE IN CONTROL AND DIMINUTION IN DUTIES.

          A. Definition. As used in this Agreement, a Diminution in Duties shall mean any of the following events, occurring in conjunction with or following a Change in Control:

               (i) a change in Employee's status, position or responsibilities with Bancorp (unless Bancorp's separate existence ceases as a result of the Change in Control) or the Bank (including without being limited to a material change in the number or positions of those employees or officers to whom Employee reports and who report to Employee) which, in Employee's reasonable judgement, represents a significant and adverse change in Employee's status, position or responsibilities as in effect immediately prior to the effective date of a Change in Control, or at any time thereafter;

               (ii) the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgement, are inconsistent with Employee's status, position or responsibilities as in effect immediately prior to the effective date of the Change in Control or at any time thereafter;

               (iii) any removal of Employee from, or failure to reappoint or reelect Employee to any of his positions with the Bank, unless such positions have been abolished as a result of a reorganization of the Bank (such as a merger or consolidation) resulting from the Change in Control, except in connection with the termination of this Agreement (a) by Bancorp or the Bank for Cause, (b) as a result of Employee's Death or Disability, or (c) by Employee, other than as a result of a Diminution in Duties as described hereunder. If Employee's position with the Bank has been abolished as herein provided, the appointment of Employee to such positions as have responsibilities, duties, and status within the successor organization equal to or greater than (in Employee's reasonable judgment) those of the office or position abolished will be deemed to be reelection or reappointment as required herein.

               (iv)  a reduction in Employee's aggregate Base
          Salary or any failure to pay Employee within thirty (30) days of the date due any compensation or benefits to which he is entitled;

               (v) the failure by Bancorp or the Bank to (a) continue in effect (without reduction in benefit levels or reward opportunities) any material compensation or benefit plan in which Employee was participating through Bancorp or the Bank immediately prior to the effective date of a Change in Control, unless a substitute or replacement has been implemented which provides substantially identical or greater compensation or benefits to Employee, in Employee's reasonable judgment; or (b) provide Employee with compensation and benefits equal or superior in value to that received in the aggregate from Bancorp and the Bank under each other compensation or employee benefit plan, program and practices in effect immediately prior to a Change in Control or at any time thereafter.

          B. Effect of a Diminution in Duties. Should the Employee suffer a Diminution in Duties in conjunction with or following a Change in Control Employee may at any time thereafter, upon written notice to Bancorp or the Bank at least ninety (90) days prior to the effective date, voluntarily terminate this Agreement and his employment with Bancorp and the Bank. Upon receipt of such notice of voluntary termination, Bancorp may, in its sole discretion, waive the ninety (90) day notice requirement for Employee's voluntary termination and consider such voluntary termination effective immediately upon Bancorp or the Bank's receipt of Employee's written notice. Under either of such circumstances, Bancorp shall pay to the Employee (i) upon the effective date of termination, or at the next regular pay period thereafter, the aggregate salary and other benefits accrued from Bancorp and the Bank through the effective date of Employee's voluntary termination; and
(ii) thereafter on a monthly basis, an amount equal to one twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination or (b) the greater of one year or the remainder of the Five Year Term.

                        5.   TERMINATION OF AGREEMENT.

          A. By Employee. Employee may terminate this Agreement and his employment with Bancorp and the Bank at any time, by providing written notice of his voluntary termination to Bancorp at least ninety (90) days prior to the effective date of such voluntary termination. In such an event, other than in connection with a Change in Control or Diminution in Duties (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease, as of the effective date of the voluntary termination and (ii) Employee shall be entitled to receive only payment of the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of such voluntary termination.

          B. By Bancorp or the Bank. Bancorp may terminate this Agreement and, at its option, Employee's employment (i) immediately and at any time for Cause, as that term is hereinafter defined, in which event all obligations of Bancorp and the Bank under this Agreement shall cease immediately as of the effective date of the termination, and Employee shall be entitled to receive payment of only the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of the termination; or (ii) at any time prior to a Change in Control, without cause and upon written notice to Employee, which notice shall at Bancorp's option be effective immediately or at some future date not to exceed ninety (90) days following date of the notice of termination, in which event Bancorp shall itself, or cause the Bank to, pay to Employee all salary and benefits accrued from Bancorp or the Bank through the effective date of the termination. In addition, Employee shall also be entitled to receive a lump-sum payment in an amount equal to Employee's then-current aggregate Base Salary from Bancorp and the Bank (exclusive of any
stock options, profit sharing, bonuses or other benefits).   An election by
Bancorp not to renew or extend Employee's employment as provided in Section 1 hereof, other than for Cause, shall be deemed a termination of this Agreement by Bancorp without Cause and shall give rise to rights to Employee under THIS Subparagraph 5B.

     As used in this Agreement, "Cause" for termination shall be limited to the following: (i) Employee's conviction of a felony; (ii) the issuance by any state or federal bank regulatory agency of a request or demand for removal of Employee from employment with Bancorp or the Bank or from any office which Employee then holds with Bancorp or the Bank; (iii) Employee's material breach of Paragraph 2B of this Agreement; (iv) Employee's gross negligence in the performance of his duties hereunder; or (v) failure of Employee to substantially perform his duties hereunder (other than failure resulting from Employee's disability) after demand for substantial performance is delivered to Employee by Bancorp or the Bank, identifying specifically the manner in which Employee has not substantially performed his duties, and a 7 day period to cure has elapsed without substantial improvement in performance to the reasonable standards set by Bancorp or the Bank, respectively.

          C. By Death or Disability. Notwithstanding anything herein to the contrary, this Agreement shall terminate if (i) Employee dies during the term of this Agreement or (ii) Bancorp terminates this Agreement after Employee shall be absent from his employment with Bancorp or the Bank for a continuous period of more than six (6) months by reason of incapacity or illness which Employee's physician determines has resulted in Employee's permanent disability. In either of such events, all obligations of Bancorp and the Bank hereunder shall cease upon such termination except that from and after Employee's death or date of termination as aforesaid Bancorp shall pay, or cause the Bank to pay, on a monthly basis for a period of 6 months, an amount equal to one-twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such amount to be paid to Employee if he be then living; if not, then to his surviving wife or his heirs or personal representatives.

                         6.   SUCCESSORS AND ASSIGNS.

          The rights and obligations of Bancorp and the Bank under this Agreement shall inure to the benefit of and be binding upon its successors and assigns, but the rights of Employee hereunder are personal to him and may not be assigned and shall not inure to the benefit of his heirs, personal representatives or assigns, except as specifically provided for herein.

          Bancorp will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Bancorp or the Bank, expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Bancorp would have been required to perform if no such succession had taken place.

                             7.   CONFIDENTIALITY.

          Employee agrees not to divulge to anyone, either during or after the termination of his employment hereunder, any information acquired by him by virtue of his employment with Bancorp or the Bank. Upon the termination of his employment, Employee agrees to immediately deliver to Bancorp all books, papers documents and other materials or property of any nature belonging to Bancorp or the Bank, including but not limited to originals and all copies of any graphic or recorded materials of any kind, whether handwritten, typewritten, printed, electronically stored or recorded in any manner.

                             8.   ATTORNEYS' FEES.

          Bancorp agrees to pay to Employee in full and as they are incurred all legal fees and court costs incurred by Employee as a result of any litigation arising from or in connection with this Agreement or the enforcement of any rights or obligations created by this Agreement, whether such litigation is initiated by Employee or Bancorp or the Bank and regardless of the outcome of such litigation; provided, however that Bancorp will be under no obligation to pay to Employee any costs, attorneys' fees or other expenses incurred in connection with litigation initiated by Employee which is subsequently determined by the Court in which such litigation is initiated, to have been frivolous or filed in bad faith.

                                 9.   NOTICE.

          Any notice required or permitted to be given under this Agreement shall be in writing and shall be given or made by certified or registered mail, postage pre-paid, or by hand delivery, via courier or otherwise, as follows, or to such other person or address as shall be hereafter designated by notice given in accordance with this section:

          If to Bancorp or    Mid-America Bancorp and
          the Bank:           Bank of Louisville and Trust Company
                              500 West Broadway
                              Louisville, Kentucky  40202
                              Attn:  Chief Executive Officer

          If to the Employee: Orson Oliver
                              12 Muirfield Place
                              Louisville, Kentucky  40222

Any notice or other communication hereunder shall be deemed to have been duly given or made (i) if made by hand, when delivered or when attempted delivery shall be rejected; or (ii) if made by letter, upon deposit thereof in the mail, postage pre-paid, registered or certified, with return receipt requested. Notwithstanding the foregoing, any notice or other communication hereunder which is actually received by a party hereto shall be deemed to have been duly given or made to such party.

                     10.  ENTIRE AGREEMENT;  MODIFICATION.

          This Agreement contains the entire agreement of the parties. It may not be changed, altered or modified in any manner except by subsequent written agreement signed by Employee, Bancorp and the Bank.

                              11.  SEVERABILITY.

          The provisions of this Agreement shall be deemed entirely severable and the illegality, invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                              12.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.
                              MID-AMERICA BANCORP ("BANCORP")



                              By:   /s/ Bertram W. Klein

                              Title:  Chairman


                              BANK OF LOUISVILLE ("THE BANK")

                              By:  /s/ Bertram W. Klein

                              Title:   Chairman

                              ORSON OLIVER ("EMPLOYEE")

                               /s/ Orson Oliver

                                Exhibit 10 (b)

                        AMENDED AND RESTATED AGREEMENT

     THIS AMENDED AND RESTATED AGREEMENT (hereinafter the "First Amendment"), is made and entered into as of the 5th day of April, 1993, by and between MID-AMERICA BANCORP, and its wholly owned subsidiary, BANK OF LOUISVILLE AND TRUST COMPANY, both Kentucky corporations with their principal places of business at 500 West Broadway, Louisville, Kentucky 40202 (hereinafter "Bancorp" and the "Bank" respectively); and WALLACE A. FUDOLD, an individual resident of Louisville, Kentucky (hereinafter "Employee").

                                   RECITALS

     Employee is currently employed as Executive Vice President of both Bancorp and the Bank and has substantial responsibilities in such capacity, including responsibilities in Bank operations. His unique talents and efforts have contributed substantially to the success of the Bank and the profitability of Bancorp. Bancorp and its Board of Directors (hereinafter the "Board") recognize that the possibility exists of a Change in Control (as hereinafter defined), and that the occurrence of a Change in Control could result in an alteration of the terms and conditions of Employee's employment, or otherwise create uncertainty and concern as to his employment status. The Board has determined that it is in Bancorp's best interest to maintain stability and continuity of management both at Bancorp and the Bank. In this context, Bancorp particularly wishes to retain the services of Employee and to ensure his continued dedication and efforts on behalf of Bancorp and the Bank in the event of a Change in Control, and eliminate undue concern for his personal employment and financial security. For this reason, Bancorp desires to provide Employee with certain benefits and protections in his employment, particularly in the event of a Change in Control.

     Employee and the Bank entered into an agreement dated December 21, 1989 (the "Agreement"), to grant Employee the benefits and protection sought with respect to his employment with the Bank. The parties hereto wish to amend the Agreement as provided herein and restate it in its entirety.

     NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, the Agreement is hereby amended and effective as of the date hereof and restated to provide as follows:

                            1.   TERM OF AGREEMENT.

          This Amended and Restated Agreement shall commence and be effective as of April 5, 1993, and shall continue in effect through and including December 31, 1994. Commencing on December 31, 1994, and on each December 31 thereafter (hereinafter the "Anniversary Date"), the term of this Agreement shall be automatically extended for a period of one (1) year, and shall continue in effect from year-to-year unless (i) not less than ninety (90) days prior to an Anniversary Date, by written notice to Employee, Bancorp elects not to extend, or (ii) otherwise terminated or extended as hereinafter provided.

                          2.   EMPLOYMENT OF EMPLOYEE

          A. Effective Date. Effective April 5, 1993, Bancorp hereby agrees to continue to employ Employee, and Employee accepts such employment as Executive Vice President, with such duties as are presently consistent with such title and office, and such different or additional duties as may be assigned to Employee from time to time by the Board including, without limitation, acting as an officer of the Bank if elected by the Board of Directors of the Bank; provided, however, that any additional duties assigned to Employee shall be consistent with Employee's status, title, position and responsibilities as in effect at the time of execution of this Agreement.

          B. Employee's Obligations. Employee agrees to devote his full and exclusive time, attention and energies to the business of Bancorp and as part of such duties shall serve in such capacities for Bancorp and the Bank as may be required of him during his employment pursuant to this Agreement. He shall not engage in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, except that Employee shall be entitled to engage in civic and eleemosynary activities or in passive investment activities so long as such activities do not compete or interfere with his employment hereunder.

          C. Compensation. As compensation for his services hereunder, Employee shall receive from Bancorp, the Bank or a combination thereof, an aggregate annual salary of One Hundred Eighty-Three Thousand Dollars ($183,000), payable in twenty-six (26) pay periods (hereinafter, as adjusted from time to time as herein provided, the "Base Salary"). Employee's Base Salary shall be reviewed annually for increases consistent with Bancorp's and the Bank's executive compensation policies and Employee's duties and contributions to Bancorp and the Bank. Notwithstanding anything herein to the contrary, to the extent to which he shall qualify, Employee shall be entitled to participate in any employee benefit programs which may from time to time be in effect for Bancorp or the Bank.

          D. Cessation of Obligations. The obligations of Bancorp and Employee hereunder shall continue throughout the initial or any subsequent term of this Agreement, unless this Agreement is terminated as provided herein.

                            3.   CHANGE IN CONTROL.

          A. Definition. As used in this Agreement, a Change in Control of Bancorp shall be deemed to have occurred if, and only if (i) Bertram W. Klein (hereinafter "Klein"), the current Chief Executive Officer of Bancorp and the Bank, ceases for any reason to hold the office of Chief Executive Officer of Bancorp; (ii) Klein and/or members of his immediate family (including only Klein and his spouse, children, parents, or any trusts established for the benefit of any of them) cease to hold ten percent (10%) or more of all outstanding voting shares of Bancorp.

          B. Effect of a Change in Control. In the event of a Change in Control, if Bancorp's legal existence is terminated (i.e. is dissolved), the Bank hereby assumes and becomes severally obligated for the obligations of this Agreement to Employee. If Bancorp's legal existence is continued through merger or other combination with or consolidation into any new or existing entity, the Bank hereby assumes and becomes jointly and severally liable with such successor entity to Employee for all the obligations of Bancorp hereunder. Upon a Change in Control, the term of this Agreement shall be immediately and automatically extended for a period of five (5) years from the effective date of such Change in Control (hereinafter the "Five Year Term"). At the end of the Five Year Term, and upon each subsequent anniversary date of the Change in Control, this Agreement shall be automatically extended for an additional one-year period as provided in Paragraph 1 above, unless (i) Bancorp chooses not to extend or (ii) this Agreement is otherwise terminated in accordance with the provisions contained herein.

     During the Five Year Term, Employee shall be retained in Bank's employ (and in Bancorp's employ unless Bancorp is dissolved after the Change in Control), and be provided with compensation and benefits at least equal in the aggregate to that received by Employee from Bancorp and the Bank immediately prior to the effective date of the Change in Control, unless this Agreement is otherwise terminated by Bancorp for Cause, or by reason of the Death or Disability of Employee; provided, however, Employee shall continue to fulfill his obligations pursuant to paragraph 2B of this Agreement.

     For a period of two (2) years following the effective date of a Change in Control, Employee may terminate this Agreement at any time by providing written notice of such voluntary termination to Bancorp or to the Bank at least ninety (90) days prior to the effective date of such voluntary termination, and, in such event (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease as of the effective date of such voluntary termination; and (ii) Employee shall only be entitled to receive payment of salary and benefits accrued as of the effective date of such voluntary termination.

     Should Employee continue in the employ of the Bank or Bancorp for a period of at least two (2) years following the effective date of a Change in Control, Employee may thereafter terminate this Agreement by providing written notice of such voluntary termination to Bancorp or the Bank at least ninety
(90) days prior to the effective date of such voluntary termination and, in such event, Bancorp shall pay to the Employee (i) upon the effective date of termination or at the next regular pay period thereafter all salary and other benefits accrued and unpaid as of the effective date of Employee's voluntary termination; and (ii) thereafter, on a monthly basis, an amount equal to one-twelfth (1/12) of Employee's then-current Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination; or (b) the greater of one year or the remainder of the Five Year Term.

               4.   CHANGE IN CONTROL AND DIMINUTION IN DUTIES.

          A. Definition. As used in this Agreement, a Diminution in Duties shall mean any of the following events, occurring in conjunction with or following a Change in Control:

               (i) a change in Employee's status, position or responsibilities with Bancorp (unless Bancorp's separate existence ceases as a result of the Change in Control) or the Bank (including without being limited to a material change in the number or positions of those employees or officers to whom Employee reports and who report to Employee) which, in Employee's reasonable judgement, represents a significant and adverse change in Employee's status, position or responsibilities as in effect immediately prior to the effective date of a Change in Control, or at any time thereafter;

               (ii) the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgement, are inconsistent with Employee's status, position or responsibilities as in effect immediately prior to the effective date of the Change in Control or at any time thereafter;

               (iii) any removal of Employee from, or failure to reappoint or reelect Employee to any of his positions with the Bank, unless such positions have been abolished as a result of a reorganization of the Bank (such as a merger or consolidation) resulting from the Change in Control, except in connection with the termination of this Agreement (a) by Bancorp or the Bank for Cause, (b) as a result of Employee's Death or Disability, or (c) by Employee, other than as a result of a Diminution in Duties as described hereunder. If Employee's position with the Bank has been abolished as herein provided, the appointment of Employee to such positions as have responsibilities, duties, and status within the successor organization equal to or greater than (in Employee's reasonable judgment) those of the office or position abolished will be deemed to be reelection or reappointment as required herein.

               (iv)  a reduction in Employee's aggregate Base
          Salary or any failure to pay Employee within thirty (30) days of the date due any compensation or benefits to which he is entitled;

               (v) the failure by Bancorp or the Bank to (a) continue in effect (without reduction in benefit levels or reward opportunities) any material compensation or benefit plan in which Employee was participating through Bancorp or the Bank immediately prior to the effective date of a Change in Control, unless a substitute or replacement has been implemented which provides substantially identical or greater compensation or benefits to Employee, in Employee's reasonable judgment; or (b) provide Employee with compensation and benefits equal or superior in value to that received in the aggregate from Bancorp and the Bank under each other compensation or employee benefit plan, program and practices in effect immediately prior to a Change in Control or at any time thereafter.

          B. Effect of a Diminution in Duties. Should the Employee suffer a Diminution in Duties in conjunction with or following a Change in Control Employee may at any time thereafter, upon written notice to Bancorp or the Bank at least ninety (90) days prior to the effective date, voluntarily terminate this Agreement and his employment with Bancorp and the Bank. Upon receipt of such notice of voluntary termination, Bancorp may, in its sole discretion, waive the ninety (90) day notice requirement for Employee's voluntary termination and consider such voluntary termination effective immediately upon Bancorp or the Bank's receipt of Employee's written notice. Under either of such circumstances, Bancorp shall pay to the Employee (i) upon the effective date of termination, or at the next regular pay period thereafter, the aggregate salary and other benefits accrued from Bancorp and the Bank through the effective date of Employee's voluntary termination; and
(ii) thereafter on a monthly basis, an amount equal to one twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination or (b) the greater of one year or the remainder of the Five Year Term.

                        5.   TERMINATION OF AGREEMENT.

          A. By Employee. Employee may terminate this Agreement and his employment with Bancorp and the Bank at any time, by providing written notice of his voluntary termination to Bancorp at least ninety (90) days prior to the effective date of such voluntary termination. In such an event, other than in connection with a Change in Control or Diminution in Duties (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease, as of the effective date of the voluntary termination and (ii) Employee shall be entitled to receive only payment of the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of such voluntary termination.

          B. By Bancorp or the Bank. Bancorp may terminate this Agreement and, at its option, Employee's employment (i) immediately and at any time for Cause, as that term is hereinafter defined, in which event all obligations of Bancorp and the Bank under this Agreement shall cease immediately as of the effective date of the termination, and Employee shall be entitled to receive payment of only the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of the termination; or (ii) at any time prior to a Change in Control, without cause and upon written notice to Employee, which notice shall at Bancorp's option be effective immediately or at some future date not to exceed ninety (90) days following date of the notice of termination, in which event Bancorp shall itself, or cause the Bank to, pay to Employee all salary and benefits accrued from Bancorp or the Bank through the effective date of the termination. In addition, Employee shall also be entitled to receive a lump-sum payment in an amount equal to Employee's then-current aggregate Base Salary from Bancorp and the Bank (exclusive of any
stock options, profit sharing, bonuses or other benefits).   An election by
Bancorp not to renew or extend Employee's employment as provided in Section 1 hereof, other than for Cause, shall be deemed a termination of this Agreement by Bancorp without Cause and shall give rise to rights to Employee under this Subparagraph 5B.

     As used in this Agreement, "Cause" for termination shall be limited to the following: (i) Employee's conviction of a felony; (ii) the issuance by any state or federal bank regulatory agency of a request or demand for removal of Employee from employment with Bancorp or the Bank or from any office which Employee then holds with Bancorp or the Bank; (iii) Employee's material breach of Paragraph 2B of this Agreement; (iv) Employee's gross negligence in the performance of his duties hereunder; or (v) failure of Employee to substantially perform his duties hereunder (other than failure resulting from Employee's disability) after demand for substantial performance is delivered to Employee by Bancorp or the Bank, identifying specifically the manner in which Employee has not substantially performed his duties, and a 7 day period to cure has elapsed without substantial improvement in performance to the reasonable standards set by Bancorp or the Bank, respectively.

          C. By Death or Disability. Notwithstanding anything herein to the contrary, this Agreement shall terminate if (i) Employee dies during the term of this Agreement or (ii) Bancorp terminates this Agreement after Employee shall be absent from his employment with Bancorp or the Bank for a continuous period of more than six (6) months by reason of incapacity or illness which Employee's physician determines has resulted in Employee's permanent disability. In either of such events, all obligations of Bancorp and the Bank hereunder shall cease upon such termination except that from and after Employee's death or date of termination as aforesaid Bancorp shall pay, or cause the Bank to pay, on a monthly basis for a period of 6 months, an amount equal to one-twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such amount to be paid to Employee if he be then living; if not, then to his surviving wife or his heirs or personal representatives.

                         6.   SUCCESSORS AND ASSIGNS.

          The rights and obligations of Bancorp and the Bank under this Agreement shall inure to the benefit of and be binding upon their respective successors and assigns, but the rights of Employee hereunder are personal to him and may not be assigned and shall not inure to the benefit of his heirs, personal representatives or assigns, except as specifically provided for herein.

          Bancorp will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Bancorp or the Bank, expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Bancorp would have been required to perform if no such succession had taken place.

                             7.   CONFIDENTIALITY.

          Employee agrees not to divulge to anyone, either during or after the termination of his employment hereunder, any information acquired by him by virtue of his employment with Bancorp or the Bank. Upon the termination of his employment, Employee agrees to immediately deliver to Bancorp all books, papers documents and other materials or property of any nature belonging to Bancorp or the Bank, including but not limited to originals and all copies of any graphic or recorded materials of any kind, whether handwritten, typewritten, printed, electronically stored or recorded in any manner.

                             8.   ATTORNEYS' FEES.

          Bancorp agrees to pay to Employee in full and as they are incurred all legal fees and court costs incurred by Employee as a result of any litigation arising from or in connection with this Agreement or the enforcement of any rights or obligations created by this Agreement, whether such litigation is initiated by Employee or Bancorp or the Bank and regardless of the outcome of such litigation; provided, however that Bancorp will be under no obligation to pay to Employee any costs, attorneys' fees or other expenses incurred in connection with litigation initiated by Employee which is subsequently determined by the Court in which such litigation is initiated, to have been frivolous or filed in bad faith.

                                 9.   NOTICE.

          Any notice required or permitted to be given under this Agreement shall be in writing and shall be given or made by certified or registered mail, postage pre-paid, or by hand delivery, via courier or otherwise, as follows, or to such other person or address as shall be hereafter designated by notice given in accordance with this section:

          If to Bancorp or    Mid-America Bancorp and
          the Bank:           Bank of Louisville and Trust Company
                              500 West Broadway
                              Louisville, Kentucky  40202
                              Attn:  Chief Executive Officer

          If to the Employee: Wallace A. Fudold
                              c/o Bank of Louisville and Trust Co.
                              500 West Broadway
                              Louisville, Kentucky  40202

Any notice or other communication hereunder shall be deemed to have been duly given or made (i) if made by hand, when delivered or when attempted delivery shall be rejected; or (ii) if made by letter, upon deposit thereof in the mail, postage pre-paid, registered or certified, with return receipt requested. Notwithstanding the foregoing, any notice or other communication hereunder which is actually received by a party hereto shall be deemed to have been duly given or made to such party.

                     10.  ENTIRE AGREEMENT;  MODIFICATION.

          This Agreement contains the entire agreement of the parties. It may not be changed, altered or modified in any manner except by subsequent written agreement signed by Employee, Bancorp and the Bank.

                              11.  SEVERABILITY.

          The provisions of this Agreement shall be deemed entirely severable and the illegality, invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                              12.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.
                              MID-AMERICA BANCORP ("BANCORP")



                              By:    /s/ Bertram W. Klein

                              Title: Chairman


                              BANK OF LOUISVILLE ("THE BANK")

                              By:    /s/ Orson Oliver

                              Title: President

                              WALLACE A. FUDOLD ("EMPLOYEE")

                              /s/ Wallace A. Fudold

                                Exhibit 10 (c)

                                   AGREEMENT

     THIS AGREEMENT (hereinafter the "Agreement"), is made and entered into as of the 5th day of April, 1993, by and between MID-AMERICA BANCORP, and its wholly owned subsidiary, BANK OF LOUISVILLE AND TRUST COMPANY, both Kentucky corporations with their principal places of business at 500 West Broadway, Louisville, Kentucky 40202 (hereinafter "Bancorp" and the "Bank" respectively); and DAVID N. KLEIN, a resident of Louisville, Kentucky (hereinafter "Employee").

                                   RECITALS

     As of the date hereof, Employee is employed by Bancorp as Executive Vice President and by Bank as Executive Vice President, with substantial responsibilities in retail banking. Bancorp and its Board of Directors (hereinafter the "Board") recognize that the possibility exists of a Change in Control (as hereinafter defined), and that the occurrence of a Change in Control could result in an alteration of the terms and conditions of Employee's employment, or otherwise create uncertainty and concern as to his employment status. The Board has determined that it is in Bancorp's best interest to maintain stability and continuity of management both at Bancorp and the Bank. In this context, Bancorp particularly wishes to retain the services of Employee and to ensure his continued dedication and efforts on behalf of Bancorp and the Bank in the event of a Change in Control, and eliminate undue concern for his personal employment and financial security. Bancorp desires to provide Employee with certain benefits and protections in his employment, particularly in the event of a Change in Control.

     NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

                            1.   TERM OF AGREEMENT.

          This Agreement shall commence and be effective as of April 5, 1993, and shall continue in effect through and including December 31, 1994. Commencing on December 31, 1994, and on each December 31 thereafter (hereinafter the "Anniversary Date"), the term of this Agreement shall be automatically extended for a period of one (1) year, and shall continue in effect from year-to-year unless (i) not less than ninety (90) days prior to an Anniversary Date, by written notice to Employee, Bancorp elects not to extend, or (ii) until otherwise terminated or extneded as hereinafter provided.

                          2.   EMPLOYMENT OF EMPLOYEE

          A. Effective Date. Effective April 5, 1993, Bancorp hereby agrees to employ Employee, and Employee accepts employment as Executive Vice-President of Bancorp, with such duties as are presently consistent with such title and office, and such different or additional duties as may be assigned to Employee from time to time by the Board including, without limitation, acting as an officer of the Bank if elected by the Board of Directors of the Bank; provided, however, that any additional duties assigned to Employee shall be consistent with Employee's status, title, position and responsibilities as in effect at the time of execution of this Agreement.

          B. Employee's Obligations. Employee agrees to devote his full and exclusive time, attention and energies to the business of Bancorp and as part of such duties shall serve in such capacities for Bancorp and the Bank as may be required of him during his employment pursuant to this Agreement. He shall not engage in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, except that Employee shall be entitled to engage in civic and eleemosynary activities or in passive investment activities so long as such activities do not compete or interfere with his employment hereunder.

          C. Compensation. As compensation for his services hereunder, Employee shall receive from Bancorp, the Bank or a combination thereof, an aggregate annual salary of Ninety Five Thousand Dollars ($95,000), payable in twenty-six (26) pay periods (hereinafter, as adjusted from time to time as herein provided, the "Base Salary"). Employee's Base Salary shall be reviewed annually for increases consistent with Bancorp's and the Bank's executive compensation policies and Employee's duties and contributions to Bancorp and the Bank. Notwithstanding anything herein to the contrary, to the extent to which he shall qualify, Employee shall be entitled to participate in any employee benefit programs which may from time to time be in effect for Bancorp or the Bank.

          D. Cessation of Obligations. The obligations of Bancorp and Employee hereunder shall continue throughout the initial or any subsequent term of this Agreement, unless this Agreement is terminated as provided herein.

                            3.   CHANGE IN CONTROL.

          A. Definition. As used in this Agreement, a Change in Control of Bancorp shall be deemed to have occurred if, and only if (i) Bertram W. Klein (hereinafter "Klein"), the current Chief Executive Officer of Bancorp and the Bank, ceases for any reason to hold the office of Chief Executive Officer of Bancorp; or (ii) Klein and/or members of his immediate family (including only Klein and his spouse, children, parents, or any trusts established for the benefit of any of them) cease to hold ten percent (10%) or more of all outstanding voting shares of Bancorp.

          B. Effect of a Change in Control. In the event of a Change in Control, if Bancorp's legal existence is terminated (i.e. is dissolved), the Bank hereby assumes and becomes severally obligated for the obligations of this Agreement to Employee. If Bancorp's legal existence is continued through merger or other combination with or consolidation into any new or existing entity, the Bank hereby assumes and becomes jointly and severally liable, with such new entity, to Employee for all the obligations of Bancorp hereunder. Upon a Change in Control, the term of this Agreement shall be immediately and automatically extended for a period of five (5) years from the effective date of such Change in Control (hereinafter the "Five Year Term"). At the end of the Five Year Term, and upon each subsequent anniversary date of the Change in Control, this Agreement shall be automatically extended for an additional one-year period as provided in Paragraph 1 above, unless (i) Bancorp chooses not to extend or (ii) this Agreement is otherwise terminated in accordance with the provisions contained herein.

     During the Five Year Term, Employee shall be retained in Bank's employ (and in Bancorp's employ unless Bancorp is dissolved after the Change in Control), and be provided with compensation and benefits at least equal in the aggregate to that received by Employee from Bancorp and the Bank immediately prior to the effective date of the Change in Control, unless this Agreement is otherwise terminated by Bancorp for Cause, or by reason of the Death or Disability of Employee; provided, however, Employee shall continue to fulfill his obligations pursuant to paragraph 2B of this Agreement.

     For a period of two (2) years following the effective date of a Change in Control, Employee may terminate this Agreement at any time by providing written notice of such voluntary termination to Bancorp or to the Bank at least ninety (90) days prior to the effective date of such voluntary termination, and, in such event (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease as of the effective date of such voluntary termination; and (ii) Employee shall only be entitled to receive payment of salary and benefits accrued as of the effective date of such voluntary termination.

     Should Employee continue in the employ of the Bank or Bancorp for a period of at least two (2) years following the effective date of a Change in Control, Employee may thereafter terminate this Agreement by providing written notice of such voluntary termination to Bancorp or the Bank at least ninety
(90) days prior to the effective date of such voluntary termination and, in such event, Bancorp shall pay to the Employee (i) upon the effective date of termination or at the next regular pay period thereafter all salary and other benefits accrued and unpaid as of the effective date of Employee's voluntary termination; and (ii) thereafter, on a monthly basis, an amount equal to one-twelfth (1/12) of Employee's then-current Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination; or (b) the greater of one year or the remainder of the Five Year Term.

               4.   CHANGE IN CONTROL AND DIMINUTION IN DUTIES.

          A. Definition. As used in this Agreement, a Diminution in Duties shall mean any of the following events, occurring in conjunction with or following a Change in Control:

               (i) a change in Employee's status, position or responsibilities with Bancorp (unless Bancorp's separate existence ceases as a result of the Change in Control) or the Bank (including a material change in the number or positions of those employees or officers to whom Employee reports and who report to Employee) which, in Employee's reasonable judgement, represents a significant and adverse change in Employee's status, position or responsibilities as in effect immediately prior to the effective date of a Change in Control, or at any time thereafter;

               (ii) the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgement, are inconsistent with Employee's status, position or responsibilities as in effect immediately prior to the effective date of the Change in Control or at any time thereafter;

               (iii) any removal of Employee from, or failure to reappoint or reelect Employee to any of his positions with the Bank, unless such positions have been abolished as a result of a reorganization of the Bank, such as a merger or consolidation resulting from the Change in Control except in connection with the termination of this Agreement (a) by Bancorp or the Bank for Cause; (b) as a result of Employee's Death or Disability; or (c) by Employee, other than as a result of a Diminution in Duties as described hereunder. If Employee's position with the Bank has been abolished as herein provided, the appointment of Employee to such positions as have responsibilities, duties, and status within the Bank or successor organization similar to those of the office or position abolished will be deemed to be the reelection or reappointment as required herein.

               (iv)  a reduction in Employee's aggregate Base
          Salary or any failure to pay Employee within thirty (30) days of the date due any compensation or benefits to which he is entitled;

               (v) the failure by Bancorp or the Bank to (a) continue in effect (without reduction in benefit levels and/or reward opportunities) any material compensation or benefit plan in which Employee was participating from Bancorp or the Bank immediately prior to the effective date of a Change in Control, unless a substitute or replacement has been implemented which provides substantially identical compensation or benefits to Employee or provides compensation equal or superior in value to such benefits plan; or (b) provide Employee with compensation and benefits equal or superior in value to that received from Bancorp and the Bank, in the aggregate, under each other compensation or employee benefit plan, program and practices in effect immediately prior to a Change in Control or at any time thereafter.

          B. Effect of a Diminution in Duties. Should the Employee suffer a Diminution in Duties in conjunction with or following a Change in Control Employee may at any time thereafter, upon written notice to Bancorp or the Bank at least ninety (90) days prior to the effective date, voluntarily terminate this Agreement and his employment with Bancorp and the Bank. Upon receipt of such notice of voluntary termination, Bancorp may, in its sole discretion, waive the ninety (90) day notice requirement for Employee's voluntary termination and consider such voluntary termination effective immediately upon Bancorp or the Bank's receipt of Employee's written notice. Under either of such circumstances, Bancorp shall pay to the Employee (i) upon the effective date of termination, or at the next regular pay period thereafter, the aggregate salary and other benefits accrued from Bancorp and the Bank through the effective date of Employee's voluntary termination; and
(ii) thereafter on a monthly basis, an amount equal to one twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination or (b) the greater of one year or the remainder of the Five Year Term.

                        5.   TERMINATION OF AGREEMENT.

          A. By Employee. Employee may terminate this Agreement and his employment with Bancorp and the Bank at any time, by providing written notice of his voluntary termination to Bancorp at least ninety (90) days prior to the effective date of such voluntary termination. In such an event, other than in connection with a Change in Control or Diminution in Duties (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease, as of the effective date of the voluntary termination and (ii) Employee shall be entitled to receive only payment of the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of such voluntary termination.

          B. By Bancorp or the Bank. Bancorp may terminate this Agreement and, at its option, Employee's employment (i) immediately and at any time for Cause, as that term is hereinafter defined, in which event all obligations of Bancorp and the Bank under this Agreement shall cease immediately, as of the effective date of the termination, and Employee shall be entitled to receive payment of only the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of the termination; or (ii) at any time prior to a Change in Control, without cause and upon written notice to Employee, which notice shall at Bancorp's option be effective immediately or at some future date not to exceed ninety (90) days following date of the notice of termination, in which event Bancorp shall itself, or cause the Bank to, pay to Employee all salaries and benefits accrued from Bancorp or the Bank through the effective date of the termination. In addition, Employee shall also be entitled to receive a lump-sum payment in an amount equal to Employee's then-current aggregate Base Salary from Bancorp and the Bank (exclusive of any
stock options, profit sharing, bonuses or other benefits).   An election by
Bancorp not to renew or extend Employee's employment as provided in Section 1 hereof, other than for Cause, shall be deemed a termination of this Agreement by Bancorp without Cause and shall give rise to rights to Employee under this Subparagraph 5B.

     As used in this Agreement, "Cause" for termination shall be limited to the following: (i) Employee's conviction of a felony; (ii) the issuance by any state or federal bank regulatory agency of a request or demand for removal of Employee from employment with Bancorp or the Bank or from any office which Employee then holds with Bancorp or the Bank; (iii) Employee's material breach of Paragraph 2B of this Agreement; (iv) Employee's gross negligence in the performance of his duties hereunder; or (v) failure of Employee to substantially perform his duties hereunder (other than failure resulting from Employee's disability) after demand for substantial performance is delivered to Employee by Bancorp or the Bank, identifying specifically the manner in which Employee has not substantially performed his duties, and a 7 day period to cure has elapsed without substantial improvement in performance to the reasonable standards set by Bancorp or the Bank, respectively.

          C. By Death or Disability. Notwithstanding anything herein to the contrary, this Agreement shall terminate if (i) Employee dies during the term of this Agreement or (ii) Bancorp terminates this Agreement after Employee shall be absent from his employment with Bancorp or the Bank for a continuous period of more than six (6) months by reason of incapacity or illness which Employee's physician determines has resulted in Employee's permanent disability. In either of such events, all obligations of Bancorp and the Bank hereunder shall cease upon such termination except that from and after Employee's death or date of termination as aforesaid Bancorp shall pay, or cause the Bank to pay, on a monthly basis for a period of 6 months, an amount equal to one-twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such amount to be paid to Employee if he be then living; if not, then to his surviving wife or his heirs or personal representatives.

                         6.   SUCCESSORS AND ASSIGNS.

          The rights and obligations of Bancorp and the Bank under this Agreement shall inure to the benefit of and be binding upon their respective successors and assigns, but the rights of Employee hereunder are personal to him and may not be assigned and shall not inure to the benefit of his heirs, personal representatives or assigns, except as specifically provided for herein.

          Bancorp will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Bancorp or the Bank, expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Bancorp would have been required to perform if no such succession had taken place.

                             7.   CONFIDENTIALITY.

          Employee agrees not to divulge to anyone, either during or after the termination of his employment hereunder, any information acquired by him by virtue of his employment with Bancorp or the Bank. Upon the termination of his employment, Employee agrees to immediately deliver to Bancorp all books, papers documents and other materials or property of any nature belonging to Bancorp or the Bank, including but not limited to originals and all copies of any graphic or recorded materials of any kind, whether handwritten, typewritten, printed, electronically stored or recorded in any manner.

                             8.   ATTORNEYS' FEES.

          Bancorp agrees to pay to Employee in full and as they are incurred all legal fees and court costs incurred by Employee as a result of any litigation arising from or in connection with this Agreement or the enforcement of any rights or obligations created by this Agreement, whether such litigation is initiated by Employee or Bancorp or the Bank and regardless of the outcome of such litigation; provided, however that Bancorp will be under no obligation to pay to Employee any costs, attorneys' fees or other expenses incurred in connection with litigation initiated by Employee which is subsequently determined by the Court in which such litigation is initiated, to have been frivolous or filed in bad faith.

                                 9.   NOTICE.

          Any notice required or permitted to be given under this Agreement shall be in writing and shall be given or made by certified or registered mail, postage pre-paid, or by hand delivery, via courier or otherwise, as follows, or to such other person or address as shall be hereafter designated by notice given in accordance with this section:

          If to Bancorp or    Mid-America Bancorp and
          the Bank:           Bank of Louisville and Trust Company
                              500 West Broadway
                              Louisville, Kentucky  40202
                              Attn:  Chief Executive Officer

          If to the Employee: David N. Klein
                              c/o Bank of Louisville and Trust Co.
                              500 West Broadway
                              Louisville, Kentucky  40202

Any notice or other communication hereunder shall be deemed to have been duly given or made (i) if made by hand, when delivered or when attempted delivery shall be rejected; or (ii) if made by letter, upon deposit thereof in the mail, postage pre-paid, registered or certified, with return receipt requested. Notwithstanding the foregoing, any notice or other communication hereunder which is actually received by a party hereto shall be deemed to have been duly given or made to such party.

                     10.  ENTIRE AGREEMENT;  MODIFICATION.

          This Agreement contains the entire agreement of the parties. It may not be changed, altered or modified in any manner except by subsequent written agreement, signed by Employee, Bancorp and the Bank.

                              11.  SEVERABILITY.

          The provisions of this Agreement shall be deemed entirely severable, and the illegality, invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                              12.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                              MID-AMERICA BANCORP ("BANCORP")

                              By:   /s/ Orson Oliver

                              Title:    President

                              BANK OF LOUISVILLE ("THE BANK")

                              By:   /s/ Orson Oliver

                              Title:    President

                              DAVID N. KLEIN ("EMPLOYEE")

                               /s/ David N. Klein

                                Exhibit 10 (d)

                                   AGREEMENT

     THIS AGREEMENT (hereinafter the "Agreement"), is made and entered into as of the 5th day of April, 1993, by and between MID-AMERICA BANCORP, and its wholly owned subsidiary, BANK OF LOUISVILLE AND TRUST COMPANY, both Kentucky corporations with their principal places of business at 500 West Broadway, Louisville, Kentucky 40202 (hereinafter "Bancorp" and the "Bank" respectively); and RICHARD B. KLEIN, a resident of Louisville, Kentucky (hereinafter "Employee").

                                   RECITALS

     As of the date hereof, Employee is employed by Bancorp as Executive Vice President and by Bank as Executive Vice President, with responsibilities in retail lending and lending operations. Bancorp and its Board of Directors (hereinafter the "Board") recognize that the possibility exists of a Change in Control (as hereinafter defined), and that the occurrence of a Change in Control could result in an alteration of the terms and conditions of Employee's employment, or otherwise create uncertainty and concern as to his employment status. The Board has determined that it is in Bancorp's best interest to maintain stability and continuity of management both at Bancorp and the Bank. In this context, Bancorp particularly wishes to retain the services of Employee and to ensure his continued dedication and efforts on behalf of Bancorp and the Bank in the event of a Change in Control, and eliminate undue concern for his personal employment and financial security. Bancorp desires to provide Employee with certain benefits and protections in his employment, particularly in the event of a Change in Control.

     NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

                            1.   TERM OF AGREEMENT.

          This Agreement shall commence and be effective as of April 5, 1993, and shall continue in effect through and including December 31, 1994. Commencing on December 31, 1994, and on each December 31 thereafter (hereinafter the "Anniversary Date"), the term of this Agreement shall be automatically extended for a period of one (1) year, and shall continue in effect from year-to-year unless (i) not less than ninety (90) days prior to an Anniversary Date, by written notice to Employee, Bancorp elects not to extend, or (ii) until otherwise terminated or extended as hereinafter provided.

                          2.   EMPLOYMENT OF EMPLOYEE

          A. Effective Date. Effective April 5, 1993, Bancorp hereby agrees to employ Employee, and Employee accepts employment as Executive Vice-President of Bancorp, with such duties as are presently consistent with such title and office, and such different or additional duties as may be assigned to Employee from time to time by the Board including, without limitation, acting as an officer of the Bank if elected by the Board of Directors of the Bank; provided, however, that any additional duties assigned to Employee shall be consistent with Employee's status, title, position and responsibilities as in effect at the time of execution of this Agreement.

          B. Employee's Obligations. Employee agrees to devote his full and exclusive time, attention and energies to the business of Bancorp and as part of such duties shall serve in such capacities for Bancorp and the Bank as may be required of him during his employment pursuant to this Agreement. He shall not engage in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, except that Employee shall be entitled to engage in civic and eleemosynary activities or in passive investment activities so long as such activities do not compete or interfere with his employment hereunder.

          C. Compensation. As compensation for his services hereunder, Employee shall receive from Bancorp, the Bank or a combination thereof, an aggregate annual salary of Ninety Thousand Dollars ($90,000.00), payable in twenty-six (26) pay periods (hereinafter, as adjusted from time to time as herein provided, the "Base Salary"). Employee's Base Salary shall be reviewed annually for increases consistent with Bancorp's and the Bank's executive compensation policies and Employee's duties and contributions to Bancorp and the Bank. Notwithstanding anything herein to the contrary, to the extent to which he shall qualify, Employee shall be entitled to participate in any employee benefit programs which may from time to time be in effect for Bancorp or the Bank.

          D. Cessation of Obligations. The obligations of Bancorp and Employee hereunder shall continue throughout the initial or any subsequent term of this Agreement, unless this Agreement is terminated as provided herein.

                            3.   CHANGE IN CONTROL.

          A. Definition. As used in this Agreement, a Change in Control of Bancorp shall be deemed to have occurred if, and only if (i) Bertram W. Klein (hereinafter "Klein"), the current Chief Executive Officer of Bancorp and the Bank, ceases for any reason to hold the office of Chief Executive Officer of Bancorp; or (ii) Klein and/or members of his immediate family (including only Klein and his spouse, children, parents, or any trusts established for the benefit of any of them) cease to hold ten percent (10%) or more of all outstanding voting shares of Bancorp.

          B. Effect of a Change in Control. In the event of a Change in Control, if Bancorp's legal existence is terminated (i.e. is dissolved), the Bank hereby assumes and becomes severally obligated for the obligations of this Agreement to Employee. If Bancorp's legal existence is continued through merger or other combination with or consolidation into any new or existing entity, the Bank hereby assumes and becomes jointly and severally liable, with such new entity, to Employee for all the obligations of Bancorp hereunder. Upon a Change of Control, the term of this Agreement shall be immediately and automatically extended for a period of five (5) years from the effective date of such Change in Control (hereinafter the "Five Year Term"). At the end of the Five Year Term, and upon each subsequent anniversary date of the Change in Control, this Agreement shall be automatically extended for an additional one-year period as provided in Paragraph 1 above, unless (i) Bancorp chooses not to extend or (ii) this Agreement is otherwise terminated in accordance with the provisions contained herein.

     During the Five Year Term, Employee shall be retained in Bank's employ (and in Bancorp's employ unless Bancorp is dissolved after the Change in Control), and be provided with compensation and benefits at least equal in the aggregate to that received by Employee from Bancorp and the Bank immediately prior to the effective date of the Change in Control, unless this Agreement is otherwise terminated by Bancorp for Cause, or by reason of the Death or Disability of Employee; provided, however, Employee shall continue to fulfill his obligations pursuant to paragraph 2B of this Agreement.

     For a period of two (2) years following the effective date of a Change in Control, Employee may terminate this Agreement at any time by providing written notice of such voluntary termination to Bancorp or to the Bank at least ninety (90) days prior to the effective date of such voluntary termination, and, in such event (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease as of the effective date of such voluntary termination; and (ii) Employee shall only be entitled to receive payment of salary and benefits accrued as of the effective date of such voluntary termination.

     Should Employee continue in the employ of the Bank or Bancorp for a period of at least two (2) years following the effective date of a Change in Control, Employee may thereafter terminate this Agreement by providing written notice of such voluntary termination to Bancorp or the Bank at least ninety
(90) days prior to the effective date of such voluntary termination and, in such event, Bancorp shall pay to the Employee (i) upon the effective date of termination or at the next regular pay period thereafter all salary and other benefits accrued and unpaid as of the effective date of Employee's voluntary termination; and (ii) thereafter, on a monthly basis, an amount equal to one-twelfth (1/12) of Employee's then-current Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination; or (b) the greater of one year or the remainder of the Five Year Term.

               4.   CHANGE IN CONTROL AND DIMINUTION IN DUTIES.

          A. Definition. As used in this Agreement, a Diminution in Duties shall mean any of the following events, occurring in conjunction with or following a Change in Control:

               (i) a change in Employee's status, position or responsibilities with Bancorp (unless Bancorp's separate existence ceases as a result of the Change in Control) or the Bank (including a material change in the number or positions of those employees or officers to whom Employee reports and who report to Employee) which, in Employee's reasonable judgement, represents a significant and adverse change in Employee's status, position or responsibilities as in effect immediately prior to the effective date of a Change in Control, or at any time thereafter;

               (ii) the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgement, are inconsistent with Employee's status, position or responsibilities as in effect immediately prior to the effective date of the Change in Control or at any time thereafter;

               (iii) any removal of Employee from, or failure to reappoint or reelect Employee to any of his positions with the Bank, unless such positions have been abolished as a result of a reorganization of the Bank, such as a merger or consolidation resulting from the Change in Control except in connection with the termination of this Agreement (a) by Bancorp or the Bank for Cause; (b) as a result of Employee's Death or Disability; or (c) by Employee, other than as a result of a Diminution in Duties as described hereunder. If Employee's position with the Bank has been abolished as herein provided, the appointment of Employee to such positions as have responsibilities, duties, and status within the Bank or successor organization similar to those of the office or position abolished will be deemed to be the reelection or reappointment as required herein.

               (iv)  a reduction in Employee's aggregate Base
          Salary or any failure to pay Employee within thirty (30) days of the date due any compensation or benefits to which he is entitled;

               (v) the failure by Bancorp or the Bank to (a) continue in effect (without reduction in benefit levels and/or reward opportunities) any material compensation or benefit plan in which Employee was participating from Bancorp or the Bank immediately prior to the effective date of a Change in Control, unless a substitute or replacement has been implemented which provides substantially identical compensation or benefits to Employee or provides compensation equal or superior in value to such benefits plan; or (b) provide Employee with compensation and benefits equal or superior in value to that received from Bancorp and the Bank, in the aggregate, under each other compensation or employee benefit plan, program and practices in effect immediately prior to a Change in Control or at any time thereafter.

          B. Effect of a Diminution in Duties. Should the Employee suffer a Diminution in Duties in conjunction with or following a Change in Control Employee may at any time thereafter, upon written notice to Bancorp or the Bank at least ninety (90) days prior to the effective date, voluntarily terminate this Agreement and his employment with Bancorp and the Bank. Upon receipt of such notice of voluntary termination, Bancorp may, in its sole discretion, waive the ninety (90) day notice requirement for Employee's voluntary termination and consider such voluntary termination effective immediately upon Bancorp or the Bank's receipt of Employee's written notice. Under either of such circumstances, Bancorp shall pay to the Employee (i) upon the effective date of termination, or at the next regular pay period thereafter, the aggregate salary and other benefits accrued from Bancorp and the Bank through the effective date of Employee's voluntary termination; and
(ii) thereafter on a monthly basis, an amount equal to one twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination or (b) the greater of one year or the remainder of the Five Year Term.

                        5.   TERMINATION OF AGREEMENT.

          A. By Employee. Employee may terminate this Agreement and his employment with Bancorp and the Bank at any time, by providing written notice of his voluntary termination to Bancorp at least ninety (90) days prior to the effective date of such voluntary termination. In such an event, other than in connection with a Change in Control or Diminution in Duties (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease, as of the effective date of the voluntary termination and (ii) Employee shall be entitled to receive only payment of the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of such voluntary termination.

          B. By Bancorp or the Bank. Bancorp may terminate this Agreement and, at its option, Employee's employment (i) immediately and at any time for Cause, as that term is hereinafter defined, in which event all obligations of Bancorp and the Bank under this Agreement shall cease immediately, as of the effective date of the termination, and Employee shall be entitled to receive payment of only the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of the termination; or (ii) at any time prior to a Change in Control, without cause and upon written notice to Employee, which notice shall at Bancorp's option be effective immediately or at some future date not to exceed ninety (90) days following date of the notice of termination, in which event Bancorp shall itself, or cause the Bank to, pay to Employee all salaries and benefits accrued from Bancorp or the Bank through the effective date of the termination. In addition, Employee shall also be entitled to receive a lump-sum payment in an amount equal to Employee's then-current aggregate Base Salary from Bancorp and the Bank (exclusive of any
stock options, profit sharing, bonuses or other benefits).   An election by
Bancorp not to renew or extend Employee's employment as provided in Section 1 hereof, other than for Cause, shall be deemed a termination of this Agreement by Bancorp without Cause and shall give rise to rights to Employee under this Subparagraph 5B.

     As used in this Agreement, "Cause" for termination shall be limited to the following: (i) Employee's conviction of a felony; (ii) the issuance by any state or federal bank regulatory agency of a request or demand for removal of Employee from employment with Bancorp or the Bank or from any office which Employee then holds with Bancorp or the Bank; (iii) Employee's material breach of Paragraph 2B of this Agreement; (iv) Employee's gross negligence in the performance of his duties hereunder; or (v) failure of Employee to substantially perform his duties hereunder (other than failure resulting from Employee's disability) after demand for substantial performance is delivered to Employee by Bancorp or the Bank, identifying specifically the manner in which Employee has not substantially performed his duties, and a 7 day period to cure has elapsed without substantial improvement in performance to the reasonable standards set by Bancorp or the Bank, respectively.

          C. By Death or Disability. Notwithstanding anything herein to the contrary, this Agreement shall terminate if (i) Employee dies during the term of this Agreement or (ii) Bancorp terminates this Agreement after Employee shall be absent from his employment with Bancorp or the Bank for a continuous period of more than six (6) months by reason of incapacity or illness which Employee's physician determines has resulted in Employee's permanent disability. In either of such events, all obligations of Bancorp and the Bank hereunder shall cease upon such termination except that from and after Employee's death or date of termination as aforesaid Bancorp shall pay, or cause the Bank to pay, on a monthly basis for a period of 6 months, an amount equal to one-twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such amount to be paid to Employee if he be then living; if not, then to his surviving wife or his heirs or personal representatives.

                         6.   SUCCESSORS AND ASSIGNS.

          The rights and obligations of Bancorp and the Bank under this Agreement shall inure to the benefit of and be binding upon their respective successors and assigns, but the rights of Employee hereunder are personal to him and may not be assigned and shall not inure to the benefit of his heirs, personal representatives or assigns, except as specifically provided for herein.

          Bancorp will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Bancorp or the Bank, expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Bancorp would have been required to perform if no such succession had taken place.

                             7.   CONFIDENTIALITY.

          Employee agrees not to divulge to anyone, either during or after the termination of his employment hereunder, any information acquired by him by virtue of his employment with Bancorp or the Bank. Upon the termination of his employment, Employee agrees to immediately deliver to Bancorp all books, papers documents and other materials or property of any nature belonging to Bancorp or the Bank, including but not limited to originals and all copies of any graphic or recorded materials of any kind, whether handwritten, typewritten, printed, electronically stored or recorded in any manner.

                             8.   ATTORNEYS' FEES.

          Bancorp agrees to pay to Employee in full and as they are incurred all legal fees and court costs incurred by Employee as a result of any litigation arising from or in connection with this Agreement or the enforcement of any rights or obligations created by this Agreement, whether such litigation is initiated by Employee or Bancorp or the Bank and regardless of the outcome of such litigation; provided, however that Bancorp will be under no obligation to pay to Employee any costs, attorneys' fees or other expenses incurred in connection with litigation initiated by Employee which is subsequently determined by the Court in which such litigation is initiated, to have been frivolous or filed in bad faith.

                                 9.   NOTICE.

          Any notice required or permitted to be given under this Agreement shall be in writing and shall be given or made by certified or registered mail, postage pre-paid, or by hand delivery, via courier or otherwise, as follows, or to such other person or address as shall be hereafter designated by notice given in accordance with this section:

          If to Bancorp or    Mid-America Bancorp and
          the Bank:           Bank of Louisville and Trust Company
                              500 West Broadway
                              Louisville, Kentucky  40202
                              Attn:  Chief Executive Officer

          If to the Employee: Richard B. Klein
                              c/o Bank of Louisville and Trust Co.
                              500 West Broadway
                              Louisville, Kentucky  40202

Any notice or other communication hereunder shall be deemed to have been duly given or made (i) if made by hand, when delivered or when attempted delivery shall be rejected; or (ii) if made by letter, upon deposit thereof in the mail, postage pre-paid, registered or certified, with return receipt requested. Notwithstanding the foregoing, any notice or other communication hereunder which is actually received by a party hereto shall be deemed to have been duly given or made to such party.

                     10.  ENTIRE AGREEMENT;  MODIFICATION.

          This Agreement contains the entire agreement of the parties. It may not be changed, altered or modified in any manner except by subsequent written agreement, signed by Employee, Bancorp and the Bank.

                              11.  SEVERABILITY.

          The provisions of this Agreement shall be deemed entirely severable, and the illegality, invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                              12.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

    IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.




                              MID-AMERICA BANCORP ("BANCORP")



                              By: /s/ Orson Oliver

                              Title: President

                              BANK OF LOUISVILLE ("THE BANK")

                              By: /s/ Orson Oliver

                              Title: President

                              RICHARD B. KLEIN ("EMPLOYEE")

                              /s/ Richard B. Klein

                                Exhibit 10 (e)

                                   AGREEMENT

     THIS AGREEMENT (hereinafter the "Agreement"), is made and entered into as of the 5th day of April, 1993, by and between MID-AMERICA BANCORP, and its wholly owned subsidiary, BANK OF LOUISVILLE AND TRUST COMPANY, both Kentucky corporations with their principal places of business at 500 West Broadway, Louisville, Kentucky 40202 (hereinafter "Bancorp" and the "Bank" respectively); and ROBERT H. SACHS, residing at 2344 Page Avenue, Louisville, Kentucky, 40205 (hereinafter "Employee").

                                   RECITALS

     Employee will begin his employment on the date hereof and will assume substantial responsibilities as Executive Vice-President and General Counsel of Bancorp. He is also expected to act as an officer of the Bank as requested. Bancorp and its Board of Directors (hereinafter the "Board") recognize that the possibility exists of a Change in Control (as hereinafter defined), and that the occurrence of a Change in Control could result in an alteration of the terms and conditions of Employee's employment, or otherwise create uncertainty and concern as to his employment status. The Board has determined that it is in Bancorp's best interest to maintain stability and continuity of management both at Bancorp and the Bank. In this context, Bancorp particularly wishes to retain the services of Employee and to ensure his continued dedication and efforts on behalf of Bancorp and the Bank in the event of a Change in Control, and eliminate undue concern for his personal employment and financial security. Bancorp desires to provide Employee with certain benefits and protections in his employment, particularly in the event of a Change in Control.

     NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

                            1.   TERM OF AGREEMENT.

          This Agreement shall commence and be effective as of April 5, 1993, and shall continue in effect through and including December 31, 1994. Commencing on December 31, 1994, and on each December 31 thereafter (hereinafter the "Anniversary Date"), the term of this Agreement shall be automatically extended for a period of one (1) year, and shall continue in effect from year-to-year for a period not to exceed Four (4) additional years unless (i) not less than ninety (90) days prior to an Anniversary Date, by written notice to Employee, Bancorp elects not to extend, or (ii) until otherwise terminated or extended as hereinafter provided.

                          2.   EMPLOYMENT OF EMPLOYEE

          A. Effective Date. Effective April 5, 1993, Bancorp hereby agrees to employ Employee, and Employee accepts employment as Executive Vice-President and General Counsel of Bancorp, with such duties as are presently consistent with such title and office, and such different or additional duties as may be assigned to Employee from time to time by the Board including, without limitation, acting as an officer and General Counsel of the Bank if elected by the Board of Directors of the Bank; provided, however, that any additional duties assigned to Employee shall be consistent with Employee's status, title, position and responsibilities as in effect at the time of execution of this Agreement.

          B. Employee's Obligations. Employee agrees to devote his full and exclusive time, attention and energies to the business of Bancorp and as part of such duties shall serve in such capacities for Bancorp and the Bank as may be required of him during his employment pursuant to this Agreement. He shall not engage in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, except that Employee shall be entitled to engage in civic and eleemosynary activities or in passive investment activities so long as such activities do not compete or interfere with his employment hereunder.

          C. Compensation. As compensation for his services hereunder, Employee shall receive from Bancorp, the Bank or a combination thereof, an aggregate annual salary of One Hundred Twenty-Five Thousand Dollars ($125,000.00), payable in twenty-six (26) pay periods (hereinafter, as adjusted from time to time as herein provided, the "Base Salary"). Employee's Base Salary shall be reviewed annually for increases consistent with Bancorp's and the Bank's executive compensation policies and Employee's duties and contributions to Bancorp and the Bank. Notwithstanding anything herein to the contrary, to the extent to which he shall qualify, Employee shall be entitled to participate in any employee benefit programs which may from time to time be in effect for Bancorp or the Bank.

          D. Cessation of Obligations. The obligations of Bancorp and Employee hereunder shall continue throughout the initial or any subsequent term of this Agreement, unless this Agreement is terminated as provided herein.

                            3.   CHANGE IN CONTROL.

          A. Definition. As used in this Agreement, a Change in Control of Bancorp shall be deemed to have occurred if, and only if (i) Bertram W. Klein (hereinafter "Klein"), the current Chief Executive Officer of Bancorp and the Bank, ceases for any reason to hold the office of Chief Executive Officer of Bancorp; or (ii) Klein and/or members of his immediate family (including only Klein and his spouse, children, parents, or any trusts established for the benefit of any of them) cease to hold ten percent (10%) or more of all outstanding voting shares of Bancorp.

          B. Effect of a Change in Control. In the event of a Change in Control, if Bancorp's legal existence is terminated (i.e. is dissolved), the Bank hereby assumes and becomes severally obligated for the obligations of this Agreement to Employee. If Bancorp's legal existence is continued through merger or other combination with or consolidation into any new or existing entity, the Bank hereby assumes and becomes jointly and severally liable, with such new entity, to Employee for all the obligations of Bancorp hereunder. Upon Change in Control, the term of this Agreement shall be immediately and automatically extended until December 31, 1998. Thereafter, and upon each subsequent December 31, this Agreement shall be automatically extended for an additional one-year period as provided in Paragraph 1 above, unless (i) Bancorp chooses not to extend or (ii) this Agreement is otherwise terminated in accordance with the provisions contained herein.

     Until December 31, 1998, Employee shall be retained in Bank's employ (and in Bancorp's employ unless Bancorp is dissolved after the Change in Control), and be provided with compensation and benefits at least equal in the aggregate to that received by Employee from Bancorp and the Bank immediately prior to the effective date of the Change in Control, unless this Agreement is otherwise terminated by Bancorp for Cause, or by reason of the Death or Disability of Employee; provided, however, Employee shall continue to fulfill his obligations pursuant to paragraph 2B of this Agreement.

     At any time prior to the earlier of (a) December 31, 1998, or (b) the expiration of twenty-four months following the effective date of a Change in Control, Employee may terminate this Agreement by providing written notice of such voluntary termination to Bancorp or to the Bank at least ninety (90) days prior to the effective date of such voluntary termination, and, in such event
(i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease as of the effective date of such voluntary termination; and
(ii) Employee shall only be entitled to receive payment of salary and benefits accrued as of the effective date of such voluntary termination.

     Should Employee continue in the employ of the Bank or Bancorp for the lesser of (a) the remaining period until December 31, 1998, or (b) twenty-four months following the effective date of a Change in Control, Employee may thereafter terminate this Agreement by providing written notice of such voluntary termination to Bancorp or the Bank at least ninety (90) days prior to the effective date of such voluntary termination and, in such event, Bancorp shall pay to the Employee (i) upon the effective date of termination or at the next regular pay period thereafter all salary and other benefits accrued and unpaid as of the effective date of Employee's voluntary termination; and (ii) thereafter, on a monthly basis, an amount equal to one-twelfth (1/12) of Employee's then-current Base Salary from Bancorp and the Bank, such payments to continue for the greater of (a) the number of months remaining until December 31, 1998 or (b) twenty-four months.

               4.   CHANGE IN CONTROL AND DIMINUTION IN DUTIES.

          A. Definition. As used in this Agreement, a Diminution in Duties shall mean any of the following events, occurring in conjunction with or following a Change in Control:

               (i) a change in Employee's status, position or responsibilities with Bancorp (unless Bancorp's separate existence ceases as a result of the Change in Control) or the Bank (including a material change in the number or positions of those employees or officers to whom Employee reports and who report to Employee) which, in Employee's reasonable judgement, represents a significant and adverse change in Employee's status, position or responsibilities as in effect immediately prior to the effective date of a Change in Control, or at any time thereafter;

               (ii) the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgement, are inconsistent with Employee's status, position or responsibilities as in effect immediately prior to the effective date of the Change in Control or at any time thereafter;

               (iii) any removal of Employee from, or failure to reappoint or reelect Employee to any of his positions with the Bank, unless such positions have been abolished as a result of a reorganization of the Bank, such as a merger or consolidation resulting from the Change in Control except in connection with the termination of this Agreement (a) by Bancorp or the Bank for Cause; (b) as a result of Employee's Death or Disability; or (c) by Employee, other than as a result of a Diminution in Duties as described hereunder. If Employee's position with the Bank has been abolished as herein provided, the appointment of Employee to such positions as have responsibilities, duties, and status within the Bank or successor organization similar to those of the office or position abolished will be deemed to be the reelection or reappointment as required herein.

               (iv)  a reduction in Employee's aggregate Base
          Salary or any failure to pay Employee within thirty (30) days of the date due any compensation or benefits to which he is entitled;

               (v) the failure by Bancorp or the Bank to (a) continue in effect (without reduction in benefit levels and/or reward opportunities) any material compensation or benefit plan in which Employee was participating from Bancorp or the Bank immediately prior to the effective date of a Change in Control, unless a substitute or replacement has been implemented which provides substantially identical compensation or benefits to Employee or provides compensation equal or superior in value to such benefits plan ; or (b) provide Employee with compensation and benefits equal or superior in value to that received from Bancorp and the Bank, in the aggregate, under each other compensation or employee benefit plan, program and practices in effect immediately prior to a Change in Control or at any time thereafter.

          B. Effect of a Diminution in Duties. Should the Employee suffer a Diminution in Duties in conjunction with or following a Change in Control Employee may at any time thereafter, upon written notice to Bancorp or the Bank at least ninety (90) days prior to the effective date, voluntarily terminate this Agreement and his employment with Bancorp and the Bank. Upon receipt of such notice of voluntary termination, Bancorp may, in its sole discretion, waive the ninety (90) day notice requirement for Employee's voluntary termination and consider such voluntary termination effective immediately upon Bancorp or the Bank's receipt of Employee's written notice. Under either of such circumstances, Bancorp shall pay to the Employee (i) upon the effective date of termination, or at the next regular pay period thereafter, the aggregate salary and other benefits accrued from Bancorp and the Bank through the effective date of Employee's voluntary termination; and
(ii) thereafter on a monthly basis, an amount equal to one twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination or (b) the greater of one year or until December 31, 1998.

                        5.   TERMINATION OF AGREEMENT.

          A. By Employee. Employee may terminate this Agreement and his employment with Bancorp and the Bank at any time, by providing written notice of his voluntary termination to Bancorp at least ninety (90) days prior to the effective date of such voluntary termination. In such an event, other than in connection with a Change in Control or Diminution in Duties (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease, as of the effective date of the voluntary termination and (ii) Employee shall be entitled to receive only payment of the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of such voluntary termination.

          B. By Bancorp or the Bank. Bancorp may terminate this Agreement and, at its option, Employee's employment (i) immediately and at any time for Cause, as that term is hereinafter defined, in which event all obligations of Bancorp and the Bank under this Agreement shall cease immediately, as of the effective date of the termination, and Employee shall be entitled to receive payment of only the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of the termination; or (ii) at any time prior to a Change in Control, without cause and upon written notice to Employee, which notice shall at Bancorp's option be effective immediately or at some future date not to exceed ninety (90) days following date of the notice of termination, in which event Bancorp shall itself, or cause the Bank to, pay to Employee all salaries and benefits accrued from Bancorp or the Bank through the effective date of the termination. In addition, Employee shall also be entitled to receive a lump-sum payment in an amount equal to Employee's then-current aggregate Base Salary from Bancorp and the Bank (exclusive of any
stock options, profit sharing, bonuses or other benefits).   An election by
Bancorp not to renew or extend Employee's employment as provided in Section 1 hereof, other than for Cause, shall be deemed a termination of this Agreement by Bancorp without Cause and shall give rise to rights to Employee under this Subparagraph.

     As used in this Agreement, "Cause" for termination shall be limited to the following: (i) Employee's conviction of a felony; (ii) the issuance by any state or federal bank regulatory agency of a request or demand for removal of Employee from employment with Bancorp or the Bank or from any office which Employee then holds with Bancorp or the Bank; (iii) Employee's material breach of Paragraph 2B of this Agreement; (iv) Employee's gross negligence in the performance of his duties hereunder; or (v) failure of Employee to substantially perform his duties hereunder (other than failure resulting from Employee's disability) after demand for substantial performance is delivered to Employee by Bancorp or the Bank, identifying specifically the manner in which Employee has not substantially performed his duties, and a 7 day period to cure has elapsed without substantial improvement in performance to the reasonable standards set by Bancorp or the Bank, respectively.

          C. By Death or Disability. Notwithstanding anything herein to the contrary, this Agreement shall terminate if (i) Employee dies during the term of this Agreement or (ii) Bancorp terminates this Agreement after Employee shall be absent from his employment with Bancorp or the Bank for a continuous period of more than six (6) months by reason of incapacity or illness which Employee's physician determines has resulted in Employee's permanent disability. In either of such events, all obligations of Bancorp and the Bank hereunder shall cease upon such termination except that from and after Employee's death or date of termination as aforesaid Bancorp shall pay, or cause the Bank to pay, on a monthly basis for a period of 6 months, an amount equal to one-twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such amount to be paid to Employee if he be then living; if not, then to his surviving wife or his heirs or personal representatives.

                         6.   SUCCESSORS AND ASSIGNS.

          The rights and obligations of Bancorp and the Bank under this Agreement shall inure to the benefit of and be binding upon their respective successors and assigns, but the rights of Employee hereunder are personal to him and may not be assigned and shall not inure to the benefit of his heirs, personal representatives or assigns, except as specifically provided for herein.

          Bancorp will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Bancorp or the Bank, expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Bancorp would have been required to perform if no such succession had taken place.

                             7.   CONFIDENTIALITY.

          Employee agrees not to divulge to anyone, either during or after the termination of his employment hereunder, any information acquired by him by virtue of his employment with Bancorp or the Bank. Upon the termination of his employment, Employee agrees to immediately deliver to Bancorp all books, papers documents and other materials or property of any nature belonging to Bancorp or the Bank, including but not limited to originals and all copies of any graphic or recorded materials of any kind, whether handwritten, typewritten, printed, electronically stored or recorded in any manner.

                             8.   ATTORNEYS' FEES.

          Bancorp agrees to pay to Employee in full and as they are incurred all legal fees and court costs incurred by Employee as a result of any litigation arising from or in connection with this Agreement or the enforcement of any rights or obligations created by this Agreement, whether such litigation is initiated by Employee or Bancorp or the Bank and regardless of the outcome of such litigation; provided, however that Bancorp will be under no obligation to pay to Employee any costs, attorneys' fees or other expenses incurred in connection with litigation initiated by Employee which is subsequently determined by the Court in which such litigation is initiated, to have been frivolous or filed in bad faith.

                                 9.   NOTICE.

          Any notice required or permitted to be given under this Agreement shall be in writing and shall be given or made by certified or registered mail, postage pre-paid, or by hand delivery, via courier or otherwise, as follows, or to such other person or address as shall be hereafter designated by notice given in accordance with this section:

          If to Bancorp or    Mid-America Bancorp and
          the Bank:           Bank of Louisville and Trust Company
                              500 West Broadway
                              Louisville, Kentucky  40202
                              Attn:  Chief Executive Officer

          If to the Employee: Robert H. Sachs
                              2344 Page Avenue
                              Louisville, Kentucky  40205

Any notice or other communication hereunder shall be deemed to have been duly given or made (i) if made by hand, when delivered or when attempted delivery shall be rejected; or (ii) if made by letter, upon deposit thereof in the mail, postage pre-paid, registered or certified, with return receipt requested. Notwithstanding the foregoing, any notice or other communication hereunder which is actually received by a party hereto shall be deemed to have been duly given or made to such party.

                     10.  ENTIRE AGREEMENT;  MODIFICATION.

          This Agreement contains the entire agreement of the parties. It may not be changed, altered or modified in any manner except by subsequent written agreement, signed by Employee and Bancorp and the Bank.

                              11.  SEVERABILITY.

          The provisions of this Agreement shall be deemed entirely severable, and the illegality, invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                              12.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

                          13.  ADDITIONAL PROVISIONS

          A. Employee will participate in all of the benefits and compensation programs available to employees of Bancorp and the Bank at the level of Executive Vice-President, including but not limited to the Employee Stock Ownership Plan, Incentive Stock Option Plan, Incentive Compensation Plan, Retirement Plan, and the health and life insurance plans.

          B. In addition to the participation provided for in Subsection A hereof,

               (i) Bancorp will grant to Employee stock options on 10,000 shares of Bancorp common stock on the date hereof under the Incentive Stock Option Plan at a price of $17.00. These options shall not be exercisable until January 1, 1996, unless there is a Change of Control as defined herein. In the event of a Change of Control before January 1, 1996, these options will be exercisable immediately. In all other respects, these stock options will be subject to the provisions of the Incentive Stock Option Plan, and

               (ii) Bancorp will grant to Employee on the date
                    hereof 31,988 Stock Appreciation Rights in
                    Bancorp at $17.00 each. Such Rights will be adjusted from time to time for stock splits, stock dividends and the like. Upon a Change in Control on or before December 31, 1998 and if Employee is then an employee of the Bank or Bancorp, these Rights will be then treated as stock options pursuant to the rules applicable thereto under the Incentive Stock Option Plan, except that the period in which the Rights can be exercised will begin on the date of the Change in Control. If there is no Change in Control on or before December 31, 1998 or if Employee ceases to be an Employee of Bancorp or the Bank prior to the occurrence of a Change in Control, these Rights will be forfeited and will be null and void. For purposes of this sub-paragraph (ii) only, "Change in Control" will mean (a) the reduction in share holdings of Klein and/or his immediate family, as defined herein, to less than ten percent (10%) of all outstanding voting shares of Mid-America Bancorp, (b) the acquisition (directly or indirectly) of at least twenty percent (20%) of such shares by someone other than Klein and/or his immediate family, or (c) if Mid-America Bancorp ceases to hold 100 percent of the shares of Bank of Louisville.

             (iii) Bancorp shall or shall cause the Bank to provide a new automobile for the use of Employee during his employment hereunder and will pay for the attendant insurance, maintenance and operation costs thereof. From time to time, the Bank will replace the automobile with a new model in accordance with its practice applicable to Executive Vice Presidents.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.





                              MID-AMERICA BANCORP ("BANCORP")



                              By: /s/ Bertram W. Klein

                              Title: Chairman



                              BANK OF LOUISVILLE ("THE BANK")

                              By: /s/ Orson Oliver

                              Title: President

                              ROBERT H. SACHS ("EMPLOYEE")

                              /s/ Robert H. Sachs

                                Exhibit 10 (f)

                                   AGREEMENT

     THIS AGREEMENT (hereinafter the "Agreement"), is made and entered into as of the 5th day of April, 1993, by and between MID-AMERICA BANCORP, and its wholly owned subsidiary, BANK OF LOUISVILLE AND TRUST COMPANY, both Kentucky corporations with their principal places of business at 500 West Broadway, Louisville, Kentucky 40202 (hereinafter "Bancorp" and the "Bank" respectively); and GAIL W. POHN, residing at 5401 Pueblo Road, Louisville, Kentucky, 40207 (hereinafter "Employee").

                                   RECITALS

     Employee will begin his employment on the date hereof and will assume substantial responsibilities as Executive Vice-President of Bancorp. He is also expected to act as an officer of the Bank as requested. Bancorp and its Board of Directors (hereinafter the "Board") recognize that the possibility exists of a Change in Control (as hereinafter defined), and that the occurrence of a Change in Control could result in an alteration of the terms and conditions of Employee's employment, or otherwise create uncertainty and concern as to his employment status. The Board has determined that it is in Bancorp's best interest to maintain stability and continuity of management both at Bancorp and the Bank. In this context, Bancorp particularly wishes to retain the services of Employee and to ensure his continued dedication and efforts on behalf of Bancorp and the Bank in the event of a Change in Control, and eliminate undue concern for his personal employment and financial security. Bancorp desires to provide Employee with certain benefits and protections in his employment, particularly in the event of a Change in Control.

     NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

                            1.   TERM OF AGREEMENT.

          This Agreement shall commence and be effective as of April 5, 1993, and shall continue in effect through and including December 31, 1994. Commencing on December 31, 1994, and on each December 31 thereafter (hereinafter the "Anniversary Date"), the term of this Agreement shall be automatically extended for a period of one (1) year, and shall continue in effect from year-to-year unless (i) not less than ninety (90) days prior to an Anniversary Date, by written notice to Employee, Bancorp elects not to extend, or (ii) until otherwise terminated or extended as hereinafter provided.

                          2.   EMPLOYMENT OF EMPLOYEE

          A. Effective Date. Effective April 5, 1993, Bancorp hereby agrees to employ Employee, and Employee accepts employment as Executive Vice-President of Bancorp, with such duties as are presently consistent with such title and office, and such different or additional duties as may be assigned to Employee from time to time by the Board including, without limitation, acting as an officer of the Bank if elected by the Board of Directors of the Bank; provided, however, that any additional duties assigned to Employee shall be consistent with Employee's status, title, position and responsibilities as contemplated at the time of execution of this Agreement.

          B. Employee's Obligations. Employee agrees to devote his full and exclusive time, attention and energies to the business of Bancorp and as part of such duties shall serve in such capacities for Bancorp and the Bank as may be required of him during his employment pursuant to this Agreement. He shall not engage in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, except that Employee shall be entitled to engage in civic and eleemosynary activities or in passive investment activities so long as such activities do not compete or interfere with his employment hereunder.

          C. Compensation. As compensation for his services hereunder, Employee shall receive from Bancorp, the Bank or a combination thereof, an aggregate annual salary of One Hundred Thirty-Five Thousand Dollars ($135,000.00), payable in twenty-six (26) pay periods (hereinafter, as adjusted from time to time as herein provided, the "Base Salary"). Employee's Base Salary shall be reviewed annually for increases consistent with Bancorp's and the Bank's executive compensation policies and Employee's duties and contributions to Bancorp and the Bank. Notwithstanding anything herein to the contrary, to the extent to which he shall qualify, Employee shall be entitled to participate in any employee benefit programs which may from time to time be in effect for Bancorp or the Bank.

     On December 31, 1993 and on each December 31st thereafter through December 31, 1997, in addition to Employee's annual salary, Employee shall receive a payment of $6,000.00. This payment shall be in addition to, and shall not be used in calculating or otherwise determining, any other bonus or compensation Employee may be entitled to receive under or pursuant to any bonus or compensation plan or program of Bancorp or the Bank.

          D. Cessation of Obligations. The obligations of Bancorp and Employee hereunder shall continue throughout the initial or any subsequent term of this Agreement, unless this Agreement is terminated as provided herein.

                            3.   CHANGE IN CONTROL.

          A. Definition. As used in this Agreement, a Change in Control of Bancorp shall be deemed to have occurred if, and only if (i) Bertram W. Klein (hereinafter "Klein"), the current Chief Executive Officer of Bancorp and the Bank, ceases for any reason to hold the office of Chief Executive Officer of Bancorp; or (ii) Klein and/or members of his immediate family (including only Klein and his spouse, children, parents, or any trusts established for the benefit of any of them) cease to hold ten percent (10%) or more of all outstanding voting shares of Bancorp.

          B. Effect of a Change in Control. In the event of a Change in Control, if Bancorp's legal existence is terminated (i.e. is dissolved), the Bank hereby assumes and becomes severally obligated for the obligations of this Agreement to Employee. If Bancorp's legal existence is continued through merger or other combination with or consolidation into any new or existing entity, the Bank hereby assumes and becomes jointly and severally liable, with such new entity, to Employee for all the obligations of Bancorp hereunder. Upon a Change of Control, the term of this Agreement shall be immediately and automatically extended for a period of five (5) years from the effective date of such Change in Control (hereinafter the "Five Year Term"). At the end of the Five Year Term, and upon each subsequent anniversary date of the Change in Control, this Agreement shall be automatically extended for an additional one-year period as provided in Paragraph 1 above, unless (i) Bancorp chooses not to extend or (ii) this Agreement is otherwise terminated in accordance with the provisions contained herein.

     During the Five Year Term, Employee shall be retained in Bank's employ (and in Bancorp's employ unless Bancorp is dissolved after the Change in Control), and be provided with compensation and benefits at least equal in the aggregate to that received by Employee from Bancorp and the Bank immediately prior to the effective date of the Change in Control, unless this Agreement is otherwise terminated by Bancorp for Cause, or by reason of the Death or Disability of Employee; provided, however, Employee shall continue to fulfill his obligations pursuant to paragraph 2B of this Agreement.

     For a period of two (2) years following the effective date of a Change in Control, Employee may terminate this Agreement at any time by providing written notice of such voluntary termination to Bancorp or to the Bank at least ninety (90) days prior to the effective date of such voluntary termination, and, in such event (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease as of the effective date of such voluntary termination; and (ii) Employee shall only be entitled to receive payment of salary and benefits accrued as of the effective date of such voluntary termination.

     Should Employee continue in the employ of the Bank or Bancorp for a period of at least two (2) years following the effective date of a Change in Control, Employee may thereafter terminate this Agreement by providing written notice of such voluntary termination to Bancorp or the Bank at least ninety
(90) days prior to the effective date of such voluntary termination and, in such event, Bancorp shall pay to the Employee (i) upon the effective date of termination or at the next regular pay period thereafter all salary and other benefits accrued and unpaid as of the effective date of Employee's voluntary termination; and (ii) thereafter, on a monthly basis, an amount equal to one-twelfth (1/12) of Employee's then-current Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination; or (b) the greater of one year or the remainder of the Five Year Term.

               4.   CHANGE IN CONTROL AND DIMINUTION IN DUTIES.

          A. Definition. As used in this Agreement, a Diminution in Duties shall mean any of the following events, occurring in conjunction with or following a Change in Control:

               (i) a change in Employee's status, position or responsibilities with Bancorp (unless Bancorp's separate existence ceases as a result of the Change in Control) or the Bank (including a material change in the number or positions of those employees or officers to whom Employee reports and who report to Employee) which, in Employee's reasonable judgement, represents a significant and adverse change in Employee's status, position or responsibilities as in effect immediately prior to the effective date of a Change in Control, or at any time thereafter;

               (ii) the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgement, are inconsistent with Employee's status, position or responsibilities as in effect immediately prior to the effective date of the Change in Control or at any time thereafter;

               (iii) any removal of Employee from, or failure to reappoint or reelect Employee to any of his positions with the Bank, unless such positions have been abolished as a result of a reorganization of the Bank, such as a merger or consolidation resulting from the Change in Control except in connection with the termination of this Agreement (a) by Bancorp or the Bank for Cause; (b) as a result of Employee's Death or Disability; or (c) by Employee, other than as a result of a Diminution in Duties as described hereunder. If Employee's position with the Bank has been abolished as herein provided, the appointment of Employee to such positions as have responsibilities, duties, and status within the Bank or successor organization similar to those of the office or position abolished will be deemed to be the reelection or reappointment as required herein.

               (iv)  a reduction in Employee's aggregate Base
          Salary or any failure to pay Employee within thirty (30) days of the date due any compensation or benefits to which he is entitled;

               (v) the failure by Bancorp or the Bank to (a) continue in effect (without reduction in benefit levels and/or reward opportunities) any material compensation or benefit plan in which Employee was participating from Bancorp or the Bank immediately prior to the effective date of a Change in Control, unless a substitute or replacement has been implemented which provides substantially identical compensation or benefits to Employee or provides compensation equal or superior in value to such benefits plan; or (b) provide Employee with compensation and benefits equal or superior in value to that received from Bancorp and the Bank, in the aggregate, under each other compensation or employee benefit plan, program and practices in effect immediately prior to a Change in Control or at any time thereafter.

          B. Effect of a Diminution in Duties. Should the Employee suffer a Diminution in Duties in conjunction with or following a Change in Control Employee may at any time thereafter, upon written notice to Bancorp or the Bank at least ninety (90) days prior to the effective date, voluntarily terminate this Agreement and his employment with Bancorp and the Bank. Upon receipt of such notice of voluntary termination, Bancorp may, in its sole discretion, waive the ninety (90) day notice requirement for Employee's voluntary termination and consider such voluntary termination effective immediately upon Bancorp or the Bank's receipt of Employee's written notice. Under either of such circumstances, Bancorp shall pay to the Employee (i) upon the effective date of termination, or at the next regular pay period thereafter, the aggregate salary and other benefits accrued from Bancorp and the Bank through the effective date of Employee's voluntary termination; and
(ii) thereafter on a monthly basis, an amount equal to one twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination or (b) the greater of one year or the remainder of the Five Year Term.

                        5.   TERMINATION OF AGREEMENT.

          A. By Employee. Employee may terminate this Agreement and his employment with Bancorp and the Bank at any time, by providing written notice of his voluntary termination to Bancorp at least ninety (90) days prior to the effective date of such voluntary termination. In such an event, other than in connection with a Change in Control or Diminution in Duties (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease, as of the effective date of the voluntary termination and (ii) Employee shall be entitled to receive only payment of the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of such voluntary termination.

          B. By Bancorp or the Bank. Bancorp may terminate this Agreement and, at its option, Employee's employment (i) immediately and at any time for Cause, as that term is hereinafter defined, in which event all obligations of Bancorp and the Bank under this Agreement shall cease immediately, as of the effective date of the termination, and Employee shall be entitled to receive payment of only the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of the termination; or (ii) at any time prior to a Change in Control, without cause and upon written notice to Employee, which notice shall at Bancorp's option be effective immediately or at some future date not to exceed ninety (90) days following date of the notice of termination, in which event Bancorp shall itself, or cause the Bank to, pay to Employee all salaries and benefits accrued from Bancorp or the Bank through the effective date of the termination. In addition, Employee shall also be entitled to receive a lump-sum payment in an amount equal to Employee's then-current aggregate Base Salary from Bancorp and the Bank (exclusive of any
stock options, profit sharing, bonuses or other benefits).   An election by
Bancorp not to renew or extend Employee's employment as provided in Section 1 hereof, other than for Cause, shall be deemed a termination of this Agreement by Bancorp without Cause and shall give rise to rights to Employee under this Subparagraph 5B.

     As used in this Agreement, "Cause" for termination shall be limited to the following: (i) Employee's conviction of a felony; (ii) the issuance by any state or federal bank regulatory agency of a request or demand for removal of Employee from employment with Bancorp or the Bank or from any office which Employee then holds with Bancorp or the Bank; (iii) Employee's material breach of Paragraph 2B of this Agreement; (iv) Employee's gross negligence in the performance of his duties hereunder; or (v) failure of Employee to substantially perform his duties hereunder (other than failure resulting from Employee's disability) after demand for substantial performance is delivered to Employee by Bancorp or the Bank, identifying specifically the manner in which Employee has not substantially performed his duties, and a 7 day period to cure has elapsed without substantial improvement in performance to the reasonable standards set by Bancorp or the Bank, respectively.

          C. By Death or Disability. Notwithstanding anything herein to the contrary, this Agreement shall terminate if (i) Employee dies during the term of this Agreement or (ii) Bancorp terminates this Agreement after Employee shall be absent from his employment with Bancorp or the Bank for a continuous period of more than six (6) months by reason of incapacity or illness which Employee's physician determines has resulted in Employee's permanent disability. In either of such events, all obligations of Bancorp and the Bank hereunder shall cease upon such termination except that from and after Employee's death or date of termination as aforesaid Bancorp shall pay, or cause the Bank to pay, on a monthly basis for a period of 6 months, an amount equal to one-twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such amount to be paid to Employee if he be then living; if not, then to his surviving wife or his heirs or personal representatives.

                         6.   SUCCESSORS AND ASSIGNS.

          The rights and obligations of Bancorp and the Bank under this Agreement shall inure to the benefit of and be binding upon their respective successors and assigns, but the rights of Employee hereunder are personal to him and may not be assigned and shall not inure to the benefit of his heirs, personal representatives or assigns, except as specifically provided for herein.

          Bancorp will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Bancorp or the Bank, expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Bancorp would have been required to perform if no such succession had taken place.

                             7.   CONFIDENTIALITY.

          Employee agrees not to divulge to anyone, either during or after the termination of his employment hereunder, any information acquired by him by virtue of his employment with Bancorp or the Bank. Upon the termination of his employment, Employee agrees to immediately deliver to Bancorp all books, papers documents and other materials or property of any nature belonging to Bancorp or the Bank, including but not limited to originals and all copies of any graphic or recorded materials of any kind, whether handwritten, typewritten, printed, electronically stored or recorded in any manner.

                             8.   ATTORNEYS' FEES.

          Bancorp agrees to pay to Employee in full and as they are incurred all legal fees and court costs incurred by Employee as a result of any litigation arising from or in connection with this Agreement or the enforcement of any rights or obligations created by this Agreement, whether such litigation is initiated by Employee or Bancorp or the Bank and regardless of the outcome of such litigation; provided, however that Bancorp will be under no obligation to pay to Employee any costs, attorneys' fees or other expenses incurred in connection with litigation initiated by Employee which is subsequently determined by the Court in which such litigation is initiated, to have been frivolous or filed in bad faith.

                                 9.   NOTICE.

          Any notice required or permitted to be given under this Agreement shall be in writing and shall be given or made by certified or registered mail, postage pre-paid, or by hand delivery, via courier or otherwise, as follows, or to such other person or address as shall be hereafter designated by notice given in accordance with this section:

          If to Bancorp or    Mid-America Bancorp and
          the Bank:           Bank of Louisville and Trust Company
                              500 West Broadway
                              Louisville, Kentucky  40202
                              Attn:  Chief Executive Officer

          If to the Employee: Gail W. Pohn
                              5401 Pueblo Road
                              Louisville, Kentucky  40207

Any notice or other communication hereunder shall be deemed to have been duly given or made (i) if made by hand, when delivered or when attempted delivery shall be rejected; or (ii) if made by letter, upon deposit thereof in the mail, postage pre-paid, registered or certified, with return receipt requested. Notwithstanding the foregoing, any notice or other communication hereunder which is actually received by a party hereto shall be deemed to have been duly given or made to such party.

                     10.  ENTIRE AGREEMENT;  MODIFICATION.

          This Agreement contains the entire agreement of the parties. It may not be changed, altered or modified in any manner except by subsequent written agreement, signed by Employee, Bancorp and the Bank.

                              11.  SEVERABILITY.

          The provisions of this Agreement shall be deemed entirely severable, and the illegality, invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                              12.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

                                13.  EXHIBIT A

          Exhibit A is incorporated by reference as though fully set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                              MID-AMERICA BANCORP ("BANCORP")


                              By: /s/ Bertram W. Klein

                              Title: Chairman

                              BANK OF LOUISVILLE ("THE BANK")

                              By: /s/ Orson Oliver

                              Title: President

                              GAIL W. POHN ("EMPLOYEE")

                              /s/ Gail W. Pohn


                                   Exhibit A

1.   Employee shall be issued options on 10,000 shares of Mid-
     America Bancorp at $15.88 dated April 5, 1993 pursuant to the Bank's Stock Option Plan.

2.   Employee shall be enrolled immediately in the Bank's Health
     Benefit Plans.

3. Employee shall be enrolled immediately in the Bank's Employee Stock Ownership Plan.

4. Bank shall assume Employee's automobile lease ($488.09 per month) through September 1994. Employee shall be supplied with a new automobile as of September 1994. Bank will pay all expenses for the Employee's automobile.

5. Bank will provide Employee with a parking space at its main office.

                                Exhibit 10 (g)

                                   AGREEMENT

    THIS AGREEMENT (hereinafter the "Agreement"), is made and entered into as of the 3rd day of May, 1993, by and between MID-AMERICA BANCORP, and its wholly owned subsidiary, BANK OF LOUISVILLE AND TRUST COMPANY, both Kentucky corporations with their principal places of business at 500 West Broadway, Louisville, Kentucky 40202 (hereinafter "Bancorp" and the "Bank" respectively); and STEVEN A. SMALL, a resident of Prospect, Kentucky (hereinafter "Employee").

                                   RECITALS

     Employee will begin his employment on or before July 1, 1993, and will assume substantial responsibilities as Executive Vice-President and Chief Financial Officer of Bancorp. He is also expected to act in a similar capacity as an officer of the Bank as requested. Bancorp and its Board of Directors (hereinafter the "Board") recognize that the possibility exists of a Change in Control (as hereinafter defined), and that the occurrence of a Change in Control could result in an alteration of the terms and conditions of Employee's employment, or otherwise create uncertainty and concern as to his employment status. The Board has determined that it is in Bancorp's best interest to maintain stability and continuity of management both at Bancorp and the Bank. In this context, Bancorp particularly wishes to retain the services of Employee and to ensure his continued dedication and efforts on behalf of Bancorp and the Bank in the event of a Change in Control, and eliminate undue concern for his personal employment and financial security. Bancorp desires to provide Employee with certain benefits and protections in his employment, particularly in the event of a Change in Control.

     NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

                            1.   TERM OF AGREEMENT.

          This Agreement shall commence and be effective as of the date Employee first reports to work (the "Commencement Date"), and shall continue in effect through and including December 31, 1994. Commencing on December 31, 1994, and on each December 31 thereafter (hereinafter the "Anniversary Date"), the term of this Agreement shall be automatically extended for a period of one
(1) year, and shall continue in effect from year-to-year unless (i) not less than ninety (90) days prior to an Anniversary Date, by written notice to Employee, Bancorp elects not to extend, or (ii) until otherwise terminated or extended as hereinafter provided.

                          2.   EMPLOYMENT OF EMPLOYEE

          A. Effective Date. Effective on the Commencement Date, Bancorp hereby agrees to employ Employee, and Employee accepts employment as Executive Vice-President and Chief Financial Officer of Bancorp, with such duties as are presently consistent with such title and office, and such different or additional duties as may be assigned to Employee from time to time by the Board including, without limitation, acting as an officer of the Bank if elected by the Board of Directors of the Bank; provided, however, that any additional duties assigned to Employee shall be consistent with Employee's status, title, position and responsibilities as contemplated at the time of execution of this Agreement.

          B. Employee's Obligations. Employee agrees to devote his full and exclusive time, attention and energies to the business of Bancorp and as part of such duties shall serve in such capacities for Bancorp and the Bank as may be required of him during his employment pursuant to this Agreement. He shall not engage in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, except that Employee shall be entitled to engage in civic and eleemosynary activities or in passive investment activities so long as such activities do not compete or interfere with his employment hereunder.

          C. Compensation. As compensation for his services hereunder, Employee shall receive from Bancorp, the Bank or a combination thereof, an aggregate annual salary of One Hundred Forty-Five Thousand Dollars ($145,000.00), payable in twenty-six (26) pay periods (hereinafter, as adjusted from time to time as herein provided, the "Base Salary"). Employee's Base Salary shall be reviewed annually after December 31, 1994, for increases consistent with Bancorp's and the Bank's executive compensation policies and Employee's duties and contributions to Bancorp and the Bank. If in either calendar 1993 or 1994, the after-tax earnings of Bancorp equal $12,000,000 or more, Employee's annual base salary beginning January 1, 1995, shall increase by no less than 10%. Notwithstanding anything herein to the contrary, to the extent to which he shall qualify, Employee shall be entitled to participate in any employee benefit programs which may from time to time be in effect for Bancorp or the Bank. Notwithstanding anything to the contrary, Employee shall be covered by Bancorp's or Bank's health benefit and/or medical insurance plan beginning with his first day of employment.

          D. Cessation of Obligations. The obligations of Bancorp and Employee hereunder shall continue throughout the initial or any subsequent term of this Agreement, unless this Agreement is terminated as provided herein.

                            3.   CHANGE IN CONTROL.

          A. Definition. As used in this Agreement, a Change in Control of Bancorp shall be deemed to have occurred if, and only if (i) Bertram W. Klein (hereinafter "Klein"), the current Chief Executive Officer of Bancorp and the Bank, ceases for any reason to hold the office of Chief Executive Officer of Bancorp; or (ii) Klein and/or members of his immediate family (including only Klein and his spouse, children, parents, or any trusts established for the benefit of any of them) cease to hold ten percent (10%) or more of all outstanding voting shares of Bancorp.

          B. Effect of a Change in Control. In the event of a Change in Control, if Bancorp's legal existence is terminated (i.e. is dissolved), the Bank hereby assumes and becomes severally obligated for the obligations of this Agreement to Employee. If Bancorp's legal existence is continued through merger or other combination with or consolidation into any new or existing entity, the Bank hereby assumes and becomes jointly and severally liable, with such new entity, to Employee for all the obligations of Bancorp hereunder. Upon a Change in Control, the term of this Agreement shall be immediately and automatically extended for a period of five (5) years from the effective date of such Change in Control (hereinafter the "Five Year Term"). At the end of the Five Year Term, and upon each subsequent anniversary date of the Change in Control, this Agreement shall be automatically extended for an additional one-year period as provided in Paragraph 1 above, unless (i) Bancorp chooses not to extend or (ii) this Agreement is otherwise terminated in accordance with the provisions contained herein.

     During the Five Year Term, Employee shall be retained in Bank's employ (and in Bancorp's employ unless Bancorp is dissolved after the Change in Control), and be provided with compensation and benefits at least equal in the aggregate to that received by Employee from Bancorp and the Bank immediately prior to the effective date of the Change in Control, unless this Agreement is otherwise terminated by Bancorp for Cause, or by reason of the Death or Disability of Employee; provided, however, Employee shall continue to fulfill his obligations pursuant to paragraph 2B of this Agreement.

     For a period of two (2) years following the effective date of a Change in Control, Employee may terminate this Agreement at any time by providing written notice of such voluntary termination to Bancorp or to the Bank at least ninety (90) days prior to the effective date of such voluntary termination, and, in such event (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease as of the effective date of such voluntary termination; and (ii) Employee shall only be entitled to receive payment of salary and benefits accrued as of the effective date of such voluntary termination.

     Should Employee continue in the employ of the Bank or Bancorp for a period of at least two (2) years following the effective date of a Change in Control, Employee may thereafter terminate this Agreement by providing written notice of such voluntary termination to Bancorp or the Bank at least ninety
(90) days prior to the effective date of such voluntary termination and, in such event, Bancorp shall pay to the Employee (i) upon the effective date of termination or at the next regular pay period thereafter all salary and other benefits accrued and unpaid as of the effective date of Employee's voluntary termination; and (ii) thereafter, on a monthly basis, an amount equal to one-twelfth (1/12) of Employee's then-current Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination; or (b) the greater of one year or the remainder of the Five Year Term.

               4.   CHANGE IN CONTROL AND DIMINUTION IN DUTIES.

          A. Definition. As used in this Agreement, a Diminution in Duties shall mean any of the following events, occurring in conjunction with or following a Change in Control:

               (i) a change in Employee's status, position or responsibilities with Bancorp (unless Bancorp's separate existence ceases as a result of the Change in Control) or the Bank (including a material change in the number or positions of those employees or officers to whom Employee reports and who report to Employee) which, in Employee's reasonable judgement, represents a significant and adverse change in Employee's status, position or responsibilities as in effect immediately prior to the effective date of a Change in Control, or at any time thereafter;

               (ii) the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgement, are inconsistent with Employee's status, position or responsibilities as in effect immediately prior to the effective date of the Change in Control or at any time thereafter;

               (iii) any removal of Employee from, or failure to reappoint or reelect Employee to any of his positions with the Bank, unless such positions have been abolished as a result of a reorganization of the Bank, such as a merger or consolidation resulting from the Change in Control except in connection with the termination of this Agreement (a) by Bancorp or the Bank for Cause; (b) as a result of Employee's Death or Disability; or (c) by Employee, other than as a result of a Diminution in Duties as described hereunder. If Employee's position with the Bank has been abolished as herein provided, the appointment of Employee to such positions as have responsibilities, duties, and status within the Bank or successor organization similar to those of the office or position abolished will be deemed to be the reelection or reappointment as required herein.

               (iv)  a reduction in Employee's aggregate Base
          Salary or any failure to pay Employee within thirty (30) days of the date due any compensation or benefits to which he is entitled;

               (v) the failure by Bancorp or the Bank to (a) continue in effect (without reduction in benefit levels and/or reward opportunities) any material compensation or benefit plan in which Employee was participating from Bancorp or the Bank immediately prior to the effective date of a Change in Control, unless a substitute or replacement has been implemented which provides substantially identical compensation or benefits to Employee or provides compensation equal or superior in value to such benefits plan; or (b) provide Employee with compensation and benefits equal or superior in value to that received from Bancorp and the Bank, in the aggregate, under each other compensation or employee benefit plan, program and practices in effect immediately prior to a Change in Control or at any time thereafter.

          B. Effect of a Diminution in Duties. Should the Employee suffer a Diminution in Duties in conjunction with or following a Change in Control Employee may at any time thereafter, upon written notice to Bancorp or the Bank at least ninety (90) days prior to the effective date, voluntarily terminate this Agreement and his employment with Bancorp and the Bank. Upon receipt of such notice of voluntary termination, Bancorp may, in its sole discretion, waive the ninety (90) day notice requirement for Employee's voluntary termination and consider such voluntary termination effective immediately upon Bancorp or the Bank's receipt of Employee's written notice. Under either of such circumstances, Bancorp shall pay to the Employee (i) upon the effective date of termination, or at the next regular pay period thereafter, the aggregate salary and other benefits accrued from Bancorp and the Bank through the effective date of Employee's voluntary termination; and
(ii) thereafter on a monthly basis, an amount equal to one twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such payments to continue for the lesser of (a) three (3) years from the effective date of Employee's voluntary termination or (b) the greater of one year or the remainder of the Five Year Term.

                        5.   TERMINATION OF AGREEMENT.

          A. By Employee. Employee may terminate this Agreement and his employment with Bancorp and the Bank at any time, by providing written notice of his voluntary termination to Bancorp at least ninety (90) days prior to the effective date of such voluntary termination. In such an event, other than in connection with a Change in Control or Diminution in Duties (i) all obligations of Bancorp and the Bank under this Agreement shall immediately cease, as of the effective date of the voluntary termination and (ii) Employee shall be entitled to receive only payment of the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of such voluntary termination.

          B. By Bancorp or the Bank. Bancorp may terminate this Agreement and, at its option, Employee's employment (i) immediately and at any time for Cause, as that term is hereinafter defined, in which event all obligations of Bancorp and the Bank under this Agreement shall cease immediately, as of the effective date of the termination, and Employee shall be entitled to receive payment of only the aggregate salary and benefits accrued from Bancorp and the Bank through the effective date of the termination; or (ii) at any time prior to a Change in Control, without cause and upon written notice to Employee, which notice shall at Bancorp's option be effective immediately or at some future date not to exceed ninety (90) days following date of the notice of termination, in which event Bancorp shall itself, or cause the Bank to, pay to Employee all salaries and benefits accrued from Bancorp or the Bank through the effective date of the termination. In addition, Employee shall also be entitled to receive a lump-sum payment in an amount equal to Employee's then-current aggregate Base Salary from Bancorp and the Bank (exclusive of any
stock options, profit sharing, bonuses or other benefits).   An election by
Bancorp not to renew or extend Employee's employment as provided in Section 1 hereof, other than for Cause, shall be deemed a termination of this Agreement by Bancorp without Cause and shall give rise to rights to Employee under this Subparagraph 5B.

     As used in this Agreement, "Cause" for termination shall be limited to the following: (i) Employee's conviction of a felony; (ii) the issuance by any state or federal bank regulatory agency of a request or demand for removal of Employee from employment with Bancorp or the Bank or from any office which Employee then holds with Bancorp or the Bank; (iii) Employee's material breach of Paragraph 2B of this Agreement; (iv) Employee's gross negligence in the performance of his duties hereunder; or (v) failure of Employee to substantially perform his duties hereunder (other than failure resulting from Employee's disability) after demand for substantial performance is delivered to Employee by Bancorp or the Bank, identifying specifically the manner in which Employee has not substantially performed his duties, and a 7 day period to cure has elapsed without substantial improvement in performance to the reasonable standards set by Bancorp or the Bank, respectively.

          C. By Death or Disability. Notwithstanding anything herein to the contrary, this Agreement shall terminate if (i) Employee dies during the term of this Agreement or (ii) Bancorp terminates this Agreement after Employee shall be absent from his employment with Bancorp or the Bank for a continuous period of more than six (6) months by reason of incapacity or illness which Employee's physician determines has resulted in Employee's permanent disability. In either of such events, all obligations of Bancorp and the Bank hereunder shall cease upon such termination except that from and after Employee's death or date of termination as aforesaid Bancorp shall pay, or cause the Bank to pay, on a monthly basis for a period of 6 months, an amount equal to one-twelfth (1/12) of Employee's then-current aggregate Base Salary from Bancorp and the Bank, such amount to be paid to Employee if he be then living; if not, then to his surviving wife or his heirs or personal representatives.

                         6.   SUCCESSORS AND ASSIGNS.

          The rights and obligations of Bancorp and the Bank under this Agreement shall inure to the benefit of and be binding upon their respective successors and assigns, but the rights of Employee hereunder are personal to him and may not be assigned and shall not inure to the benefit of his heirs, personal representatives or assigns, except as specifically provided for herein.

          Bancorp will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Bancorp or the Bank, expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Bancorp would have been required to perform if no such succession had taken place.

                             7.   CONFIDENTIALITY.

          Employee agrees not to divulge to anyone, either during or after the termination of his employment hereunder, any information acquired by him by virtue of his employment with Bancorp or the Bank. Upon the termination of his employment, Employee agrees to immediately deliver to Bancorp all books, papers documents and other materials or property of any nature belonging to Bancorp or the Bank, including but not limited to originals and all copies of any graphic or recorded materials of any kind, whether handwritten, typewritten, printed, electronically stored or recorded in any manner.

                             8.   ATTORNEYS' FEES.

          Bancorp agrees to pay to Employee in full and as they are incurred all legal fees and court costs incurred by Employee as a result of any litigation arising from or in connection with this Agreement or the enforcement of any rights or obligations created by this Agreement, whether such litigation is initiated by Employee or Bancorp or the Bank and regardless of the outcome of such litigation; provided, however that Bancorp will be under no obligation to pay to Employee any costs, attorneys' fees or other expenses incurred in connection with litigation initiated by Employee which is subsequently determined by the Court in which such litigation is initiated, to have been frivolous or filed in bad faith.

                                 9.   NOTICE.

          Any notice required or permitted to be given under this Agreement shall be in writing and shall be given or made by certified or registered mail, postage pre-paid, or by hand delivery, via courier or otherwise, as follows, or to such other person or address as shall be hereafter designated by notice given in accordance with this section:

          If to Bancorp or    Mid-America Bancorp and
          the Bank:           Bank of Louisville and Trust Company
                              500 West Broadway
                              Louisville, Kentucky  40202
                              Attn:  Chief Executive Officer

          If to the Employee: Steven A. Small
                              7210 Leafland Place
                              Prospect, Kentucky  40059

Any notice or other communication hereunder shall be deemed to have been duly given or made (i) if made by hand, when delivered or when attempted delivery shall be rejected; or (ii) if made by letter, upon deposit thereof in the mail, postage pre-paid, registered or certified, with return receipt requested. Notwithstanding the foregoing, any notice or other communication hereunder which is actually received by a party hereto shall be deemed to have been duly given or made to such party.

                     10.  ENTIRE AGREEMENT;  MODIFICATION.

          This Agreement contains the entire agreement of the parties. It may not be changed, altered or modified in any manner except by subsequent written agreement, signed by Employee, Bancorp and the Bank.

                              11.  SEVERABILITY.

          The provisions of this Agreement shall be deemed entirely severable, and the illegality, invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                              12.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

                                13.  EXHIBIT A

          Exhibit A is incorporated by reference as though fully set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                              MID-AMERICA BANCORP ("BANCORP")



                              By: /s/ Bertram W. Klein

                              Title: Chairman


                              BANK OF LOUISVILLE ("THE BANK")

                              By: /s/ Orson Oliver

                              Title: President

                              STEVEN A. SMALL ("EMPLOYEE")

                              /s/ Steven A. Small


                                   EXHIBIT A

1. Employee shall be supplied by the Bank with a new automobile as of July 1, 1993, which shall be selected by Employee at a cost to Bank not to exceed $20,000. To the extent Employee chooses an automobile costing in excess of $20,000, the excess shall be borne by Employee Any proceeds from the resale of the automobile shall be split between Bank and Employee in proportion to the part of the purchase price each of them incurred. Bank will pay all expenses for the Employee's automobile in the same manner as it does for other executive level employees.

                                 Exhibit 10(h)

                         AGREEMENT and GENERAL RELEASE


This is an Agreement dated as of October 26, 1993, between MID-AMERICA BANCORP and MID-AMERICA BANK OF LOUISVILLE & TRUST COMPANY, on one hand (collectively, the "Bank") and STANLEY L. ATLAS, on the other ("Atlas").

Whereas Atlas has expressed a desire to retire early from the Bank, and

Whereas the Bank would like to utilize the expertise and competence of Atlas during a reasonable transition period,

NOW THEREFORE, the parties agree as follows:

1. Atlas will retire from the service of the Bank effective December 17, 1993. He will then be eligible to receive a pension from the Bank's Retirement Plan based on his early retirement in accordance with the provisions of that Plan. The first payment thereunder will be as of January 1, 1994. Atlas will receive notification from the Bank concerning his options for receiving the pension payments. The Bank will announce that Atlas has decided to take early retirement and that he will remain a member of the Board of Directors.

2. In addition, the Bank will pay Atlas the sum of $62,137.92 per year, payable in monthly installments, from the date of retirement until his sixty-fifth birthday. Should Atlas die prior to reaching his sixty-fifth birthday, this payment will continue until he would have reached age sixty-five and will be paid to his surviving spouse. If his spouse should predecease him, then said payments will be made to his estate.

3.   Atlas will be treated under the Bank's Employee Stock
     Ownership Plan as if he worked through December 31, 1993.

4. The stock options heretofore accumulated by Atlas will be exercisable by him in accordance with the provisions of the Incentive Stock Option Plans applicable thereto. If approved by the Committee charged with the administration of those Plans, the intent of the parties hereto is that shares equal to the "in-the-money" value of the options be given to Atlas in satisfaction of the obligation of the Plans with respect to the options held by Atlas.

5. CONSULTING AGREEMENT - Atlas agrees to consult with the Bank on matters within his expertise and competence and, in this regard, will make himself available to the Bank for a minimum of 15 hours per month for a period of five years beginning December 20, 1993. Requests by the Bank for consulting time will be upon reasonable notice and during normal working hours. Atlas will perform consulting services hereunder as an independent contractor and not as an employee of the Bank.
     Services requested of Atlas by the Bank will be consistent with duties performed by persons in executive level positions within the Bank. As compensation therefor, the Bank will pay Atlas the sum of $32,619.61 per year, payable in monthly installments.

6. BOARD MEMBERSHIP - Atlas will remain a member of the Board of Directors of Bancorp consistent with the provisions of the By-Laws of Bancorp and for such time as the number of shares in Bancorp owned (directly or beneficially) or controlled by Atlas or June Atlas, his spouse, does not fall below 225,000 shares, adjusted for stock dividends after the date hereof. Atlas' service on the Board will correspond to that of an executive officer of the Bank, and he will not receive a stipend for serving as a Board member.

     PROXY - Atlas and June Atlas, his spouse, hereby grant an irrevocable proxy to Bank management on all shares of Mid-
     America Bancorp ("Bancorp") owned or controlled by them now or in the future and for which and to the extent that they are legally entitled to grant a proxy. This proxy is an important part of the consideration for this Agreement and Release and is intended by the parties to be a proxy coupled with an interest.

     Atlas and June Atlas agree further that shares of Bancorp owned or controlled by them now or in the future will not be disposed of without first giving the Bank the opportunity to purchase such shares or, if the Bank declines, to the Chairman thereof to either purchase such shares or arrange for a third-party purchaser. "Purchase" in this paragraph means a purchase at the bid price net of commissions. Any right to purchase hereunder must be exercised within two business days of notification by Atlas.

7. Each party agrees to make best efforts to avoid public statements that would intentionally disparage the other.

8. This Agreement and General Release supersedes all other agreements previously made between the parties relating to employment, payments, benefits or retirement. There are no other understandings or agreements. Atlas will receive no payments or benefits under any program, plan or provision of the Bank not specifically set forth herein, including, without limitation, the Bank's Incentive Compensation Plan.

9. Atlas may purchase from the Bank for current book value the Honda Accord automobile now used as his executive automobile.

10. Atlas will share with the Garlove family the use of Churchill Downs Box in Section 316, Number EO9 for Derby Day and
     Oaks Day only, provided however, that during his lifetime Sam Klein may provide the Bank with other directions regarding use of the box during those days and these directions will take precedence over use by Atlas and the Garlove family. The use of this box must be paid for under the same terms as presently exist.

11. Atlas will receive notification from Bank of his right to obtain extended health insurance coverage, at his own expense, pursuant to COBRA. Nothing in this Agreement is intended to result in a waiver or release of Atlas' rights under COBRA.

12. Atlas represents and agrees that he has not commenced and will not at any time hereafter commence, prosecute or maintain, any legal actions, lawsuits, administrative proceedings, workers' compensation claims or suits, or other legal charges, claims or proceedings against the Bank, Bancorp or their officers, directors, agents and employees with respect to any matter arising out of his employment with the Bank or encompassed by the terms of the General Release set forth below.

          With the exceptions stated below, Atlas and the Bank mutually agree that they will not publicize or disclose the conditions, terms or contents of this Agreement and General Release, in any manner, whether in writing or orally, to any person whomsoever, directly or indirectly, or by or through an agent, representative, attorney or any other such person. Exceptions as to Atlas: Atlas may disclose the conditions, terms or contents of this Agreement and General Release to members of his family, providing they agree in turn to keep confidential the information received, and to his accountant, tax preparer, attorney or other professional advisor, provided such persons agree in turn to keep confidential the information received. Exceptions at to the Bank: The
          Bank may disclose the conditions, terms or contents of this Agreement and General Release to Bank executives and managers who need to know this information for legitimate business reasons, providing such persons agree in turn to keep the information confidential, and the Bank's attorneys, accountants, consultants, or other professional advisors, providing such persons agree in turn to keep the information they receive confidential.

     Atlas agrees that this Agreement and General Release may be pleaded as a full and complete defense to and may be used as the basis for an injunction against any claim, charge, action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of this Agreement and General Release.
     Any damages suffered by reason of any breach of any provision of this Agreement and General Release by the parties shall include attorney's fees and other costs and expenses of instituting, preparing, prosecuting or defending any action or suit resulting from a breach of this Agreement, whether taxable or otherwise.

     Atlas agrees that this Agreement and General Release shall be binding upon his heirs, administrators, successors and assigns and shall inure to the benefit of the Bank, and its officers, directors, agents, employees, parents, subsidiaries, divisions, affiliates, successors, assigns and attorneys.

     GENERAL RELEASE - Atlas hereby releases and forever discharges the Bank, its officers, directors, agents, employees, attorneys and representatives, from any and all claims, demands, actions, suits, causes of action, debts, accounts or controversies of any nature whatsoever, known or unknown, which Atlas has, or may have, against the Bank or its officers, directors, agents, employees, attorneys and representatives, up to the date of execution of this Agreement and General Release.

     This Release specifically includes any and all claims arising out of, or in any way related to, Atlas' employment with the Bank, or his retirement, or any actions taken by the Bank during the course of Atlas' employment.

IN WITNESS WHEREOF, the parties hereto on the date first written above have signed this Agreement and General Release.


                              MID-AMERICA BANCORP
                MID-AMERICA BANK OF LOUISVILLE & TRUST COMPANY



By     /s/ Robert H. Sachs              /s/ Stanley L. Atlas

       Executive Vice-President            STANLEY L. ATLAS


APPROVED AS TO APPLICABLE
PROVISIONS OF SECTION 6 HEREOF


          /s/ June Atlas

             JUNE ATLAS